PITCAIRN FUNDS
Annual
Financial Report

October 31, 2000

DIVERSIFIED VALUE FUND
SELECT VALUE FUND
SMALL CAP VALUE FUND
DIVERSIFIED GROWTH FUND
SELECT GROWTH FUND
SMALL CAP GROWTH FUND
FAMILY HERITAGE(REGISTRATION MARK) FUND
INTERNATIONAL EQUITY FUND
GOVERNMENT/CORPORATE BOND FUND
TAX-EXEMPT BOND FUND

TABLE OF CONTENTS
Letter to Shareholders ...........................................1
Management's Discussion & Analysis of Fund Performance
Diversified Value Fund ...........................................2
Select Value Fund ................................................3
Small Cap Value Fund .............................................4
Diversified Growth Fund ..........................................5
Select Growth Fund ...............................................6
Small Cap Growth Fund ............................................7
Family Heritage(R)Fund ...........................................8
International Equity Fund ........................................9
Government/Corporate Bond Fund ..................................10
Tax-Exempt Bond Fund ........................................... 11
Statements of Net Assets/Schedule of Investments
Diversified Value Fund ..........................................12
Select Value Fund ...............................................14
Small Cap Value Fund ............................................16
Diversified Growth Fund .........................................19
Select Growth Fund ..............................................21
Small Cap Growth Fund ...........................................22
Family Heritage(R)Fund ..........................................24
International Equity Fund .......................................26
Government/Corporate Bond Fund ..................................28
Tax-Exempt Bond Fund ............................................30
Statement of Assets and Liabilities .............................35
Statements of Operations ........................................36
Statements of Changes in Net Assets .............................38
Financial Highlights ............................................42
Notes to Financial Statements ...................................46
Report of Independent Accountants ...............................50
Notice to Shareholders ..........................................51

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

Must be preceded or accompanied by a current prospectus.

Dear Valued Pitcairn Funds Shareholder:

We are pleased to send you the first annual report of the Pitcairn family of mutual funds. In the third quarter of this year, Pitcairn converted its common trust funds to mutual funds. The report will include the performance of the various funds since their August inception date, as well as the financial statements of the funds for the period ended October 31, 2000.

Prior to the launch of the Pitcairn Funds, we broadened the menu of investment options by creating several new investment strategies. The new equity strategies represent a number of different investment styles, all designed to be part of a client's broader investment strategy. Pitcairn Funds provide clients with increased flexibility to select from an array of investment options -- seven U.S. equity funds, an international equity fund, and two fixed income funds. Clients can also track the performance of the Pitcairn Funds through daily net asset value (NAV) listings in the financial tables of major publications, or through various financial sites on the Internet.

Many of the Pitcairn equity funds have outperformed their respective benchmarks during an extremely volatile time in the financial markets. Since inception, the Pitcairn equity funds that focus on value stocks enjoyed a distinct performance edge. Corporate earnings shortfalls in the third quarter, and concerns about growth in the faster-growing segments of the market, are making value investing appear more favorable by comparison. Stocks of all styles and sizes continue to move in and out of favor at unpredictable patterns. That is why we recommend that clients hold diversified portfolios that are suited to their individual goals, investment time horizon, and risk tolerance.

All of the Pitcairn equity funds are designed to provide shareholders with long-term capital appreciation, and are managed with a consistent investment approach grounded in long-term thinking. We believe that sound investment philosophy, reliable methodologies, and talented investment professionals are the key ingredients to results-oriented investment management, regardless of market conditions.

The launch of our family of mutual funds continues Pitcairn's tradition of providing solutions to meet our clients' investment needs. We thank you for your investment in the Pitcairn Funds.

Sincerely,
/s/SIGNATURE
Dirk Junge
Chairman

/s/SIGNATURE
Alvin A. Clay III
President

                           PITCAIRN DIVERSIFIED VALUE FUND
                           -------------------------------





OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of equity securities of large- and mid-capitalization companies designed to provide exposure to the value portion of the U.S. stock market.

FUND MANAGERS:           Catherine E. Rooney, Vice President, Pitcairn
                         Investment Management David T. Larrabee, Vice
                         President, Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:
The Pitcairn Diversified Value Fund commenced operations on August 4, 2000 and thus has very limited operating history.

For the period ending October 31, 2000, the Fund posted a return of 5.24% as compared with a 5.32% return for the Russell 1000(REGISTRATION MARK) Value Index. The Fund provides exposure to the value portion of the U.S. stock market and selects specific undervalued stocks of large-and mid-capitalization companies with a range of risk, industry and sector characteristics similar to those included in the Russell 1000(REGISTRATION MARK) Value Index.

Since the Fund's launch, the absolute and relative performance has been positive. While growth stocks have experienced a decided performance edge over value stocks in recent years, it has not been surprising to watch the trend reverse course in recent months. Looking ahead, the Pitcairn Diversified Value Fund will continue to invest in companies with attractive relative valuations within the respective sectors and industries to deliver superior long-term results.
                  Performance does not predict future results.
2

                           PITCAIRN SELECT VALUE FUND
                           --------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a portfolio of U.S.
                         equity securities that the Manager believes are priced below their true worth.

FUND MANAGER:            Catherine E. Rooney, Vice President,
                         Pitcairn Investment Management

FUND REVIEW AND OUTLOOK:
The Pitcairn Select Value Fund commenced operations on August 11, 2000 and thus has very limited operating history.

For the period ending October 31, 2000, the Fund posted a favorable return of 9.70% as compared with a 4.22% return for the Russell 1000(REGISTRATION MARK) Value Index. The value segment of the US equity market is made up of those stocks that generally sell at lower valuations. Typically, this market segment has larger exposures in the financial and utility sectors. The Fund is managed with the goal of providing returns in excess of the benchmark and is concentrated in a limited number of stocks that are deemed to have superior potential for price appreciation.

Since late in the first calendar quarter of 2000, stocks in the value segment of the market have shown appreciably better returns than growth stocks. This represents something of a change from the experience of the last two calendar years that saw growth stocks reach record highs. A reason for the shift in relative returns between these two market segments stems from the major weakness experienced by technology stocks that, by early 2000, had reached historically high valuation levels. These developments had a positive impact on Fund results since its inception in August.

The Pitcairn Select Value Fund will continue to invest in companies with attractive relative valuations within the sectors and industries in the value segment of the U.S. equity market.


                Past performance does not predict future results.

                          PITCAIRN SMALL CAP VALUE FUND
                          -----------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of equity securities of small capitalization companies designed to provide exposure to the value portion of the U.S. stock market.

FUND MANAGER:            Joseph F. Monahan, Vice President,
                         Pitcairn Investment Management

FUND REVIEW AND OUTLOOK:
The Pitcairn Small Cap Value Fund commenced operations on August 25, 2000 and thus has very limited operating history.

For the period ending October 31, 2000, the Fund posted a favorable return of 1.80% as compared with a 0.16% return for the Russell 2000(REGISTRATION MARK) Value Index. The Fund offers exposure to companies with market capitalizations between $200 million and $1.5 billion.

Since late in the first calendar quarter of 2000, stocks in the value segment of the market have shown appreciably better returns than growth stocks. This represents something of a change from the experience of the last two calendar years that saw growth reach record highs. A major reason for the shift in relative returns between these two market segments stems from the major weakness experienced by technology stocks that, by early 2000, had reached historically high valuation levels. These developments had a positive impact on Fund results since its inception.

The Pitcairn Small Cap Value Fund will continue to invest in companies with attractive relative valuations of small-capitalization companies within the sectors and industries in the value portion of the U.S. stock market.


                Past performance does not predict future results.

                        PITCAIRN DIVERSIFIED GROWTH FUND
                        --------------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of equity securities of large- and mid-capitalization companies designed to provide exposure to the growth portion of the U.S. stock market.

FUND MANAGERS:           Eric M. Feder, Vice President,
                         Pitcairn Investment Management
                         Joseph F. Monahan, Vice President,
                         Pitcairn Investment Management

FUND REVIEW AND OUTLOOK:
The Pitcairn Diversified Growth Fund commenced operations on August 4, 2000 and thus has very limited operating history.

For the period ending October 31, 2000, the Fund posted a return of -8.20% as compared with a -6.99% return for the Russell 1000(REGISTRATION MARK) Growth Index. Despite the fact that growth stocks have performed extremely well over the past several years, August through October proved to be a challenging period for this segment due to the fact that many companies failed to meet earnings expectations.

In order to achieve the Fund's objective of long-term capital appreciation, the portfolio invests in stocks that are likely to offer above-average potential for growth in both revenues and earnings. In addition, the portfolio remains diversified across several sectors of the market. Currently the technology and health care sectors are emphasized due to the fact that the Russell 1000(REGISTRATION MARK) Growth Index has substantial representation in these areas. Conversely, the portfolio is not significantly exposed to the transportation and utility segments of the market.

Going forward, the Pitcairn Diversified Growth Fund will continue to be managed with a discipline that captures the risk characteristics associated with the growth segment of the U.S. equity market, while emphasizing security selection as the primary driver of relative returns.

              Past performance does not predict future results.

                           PITCAIRN SELECT GROWTH FUND
                           ---------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a portfolio of
                         high-quality, leading, large-capitalization growth companies.

FUND MANAGER:            Frank M. Sands, Sr., CFA, Chief Investment Officer
                         Frank M. Sands, Jr., CFA, Director of Research
                         Sands Capital Management, Inc.

FUND REVIEW AND OUTLOOK:
The Pitcairn Select Growth Fund commenced operations on August 11, 2000 and thus has very limited operating history.

For the period ending October 31, 2000, the Fund posted a return of -9.80% as compared with a -7.32% return for the Russell 1000(REGISTRATION MARK) Growth Index. The Fund offers exposure to companies in business sectors including financial services, pharmaceuticals, medical devices, specialty retail, branded consumer products and technology sectors including storage, data networking equipment, and enterprise hardware and software. During the reporting period, the weighted average market capitalization of the companies held in the portfolio is approximately $186 billion.

The businesses the Fund owns continued to perform well in aggregate. However, an unusual number of the stocks from these outstanding businesses performed poorly because of concerns about market valuation, a slowing global economy and specific company-related issues. We believe, for the most part, these are all transitory events that will work themselves out over time.

The Pitcairn Select Growth Fund is managed with an emphasis on high-quality, leading companies with strong growth prospects and attractive valuations. Tax sensitivity and risk control will continue to be important components of the portfolio management process.

                Past performance does not predict future results.

                         PITCAIRN SMALL CAP GROWTH FUND
                         ------------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of small U.S. companies with total market capitalizations no greater than 75% of the maximum capitalization of the companies included in the Russell 2000(REGISTRATION MARK) Growth Index.

FUND MANAGER:            Nevin G. Markwart, Portfolio Manager,
                         Standish, Ayer & Wood, Inc.

FUND REVIEW AND OUTLOOK:
The Pitcairn Small Cap Growth Fund commenced operations on August 11, 2000 and thus has very limited operating history.

For the period ending October 31, 2000, the Fund posted a return of 2.70% as compared with a -4.38% return for the Russell 2000(REGISTRATION MARK) Growth Index. The Fund has maintained focus on investing in the highest growth areas of the economy--technology, health care and services and will continue to invest in companies with excellent business positions, solid management teams, strong balance sheets, and the potential to grow 20% or more on an annualized basis. The environment for these companies is extremely competitive and the landscape changes dramatically in a short period of time. Therefore, we are continually on the alert to re-position the portfolio in the best areas for growth. This strategy has proven to be very successful over the long-term, but can be highly volatile.

While the small cap growth market has produced outstanding performance over the past few years, the market has experienced some cooling off since the end of the Fund's fiscal year. The Pitcairn Small Cap Growth Fund will continue to invest in the high growth sectors of the economy, and in companies within those sectors that we believe will provide the best performance for the portfolio.


                Past performance does not predict future results.

                PITCAIRN FAMILY HERITAGE(REGISTRATION MARK) FUND
                ------------------------------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a portfolio of equity
                         securities of companies designed to provide exposure to the overall U.S. equity market.

FUND MANAGER:            Joseph F. Monahan, Vice President,
                         Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:
For the fiscal year ending October 31, 2000, the Pitcairn Family
Heritage(REGISTRATION MARK) Fund (including performance carried over from its predecessor common trust fund) returned 13.32%. This compares favorably to the 8.18% return for the Fund's benchmark, the Wilshire 5000 Index.

During the Fund's fiscal year, the U.S. equity markets experienced rather dramatic return swings, especially in terms of return differentials between the growth segment of the market and the value segment. The Fund outperformed its benchmark during the fourth quarter of calendar year 1999 but lagged during January and February of 2000. For the remainder of the fiscal year, the Fund outperformed the Wilshire 5000. Specific stocks that contributed to performance for the fiscal year were: Oracle, Northern Trust and, with some volatility, Qualcomm.

The Family Heritage(REGISTRATION MARK) Fund invests primarily in U.S. equity securities in which the founding family or related foundation maintains ownership of at least 10% of the outstanding shares. Based on our research, we believe that this characteristic is associated with added investment return. Over the past five years, the Fund has returned 21.32% annually as compared to a return of 20.13% for the Wilshire 5000 Index.

The Pitcairn Family Heritage(REGISTRATION MARK) Fund will continue to focus on investing in companies with attractive relative valuations within the sectors and industries of the U.S. equity market.
[GRAPHIC OMITTED]
CHART AS FOLLOWS:
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED OCTOBER 31, 2000)
                                                                      Annualized
                            One   Annualized  Annualized  Annualized  Inception
                           Year     3 Year      5 Year     10 Year     to Date
Pitcairn Family Heritage
(REGISTRATION MARK) Fund* 13.32%    18.39%      21.32%      17.14%     14.43%
Wilshire 5000 Index        8.18%    15.99%      20.13%      19.17%     15.95%

PLOT POINTS ARE AS FOLLOW:
COMPARISON OF CHANGE IN THE VALUE  OF A $10,000 INVESTMENT*
Cumulative Returns ($)
                     Pitcairn Family
               Heritage(REGISTRATION MARK)        Wilshire
                         Fund                    5000 Index
10/31/90                10,000                     10,000
10/91                   14,264                     13,856
10/92                   15,797                     15,206
10/93                   16,870                     17,909
10/94                   16,797                     18,359
10/95                   18,514                     23,086
10/96                   21,473                     28,121
10/97                   29,323                     37,004
10/98                   34,953                     42,477
10/99                   42,933                     53,381
10/00                   48,652                     57,748

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.
* For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Family Heritage(REGISTRATION MARK) Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April, 1996, as described in the Fund's prospectus.

                       PITCAIRN INTERNATIONAL EQUITY FUND
                       ----------------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of equity securities of non-U.S. issuers.
FUND MANAGERS:           S. Dewey Keesler, Jr., Principal,
                         Chief Investment Officer
                         Kathleen Harris, Principal and
                         Portfolio Manager/Research Analyst
                         Oechsle International Advisors, LLC

FUND REVIEW AND OUTLOOK:
For the fiscal year ending October 31, 2000, the Pitcairn International Equity Fund (including performance carried over from its predecessor common trust fund) returned -0.16%. This compares with the -1.96% return for the Fund's benchmark, the Morgan Stanley MSCI All Country World ex-U.S. Index.

The International Equity Fund invests in non-U.S. equity securities with an emphasis on medium-and large-capitalization stocks to ensure adequate liquidity. The Fund pursues opportunities around the world in developed and emerging equity markets and its earnings-driven style means that the manager seeks to invest in companies with good prospects for cash and earnings generation over a 1-to 2-year investment horizon.

The Fund has a moderately defensive posture as its holdings in the telecommunications sector are balanced by more conservative investments in the pharmaceutical and consumer non-durable areas. The Fund is also relatively low in its exposure to emerging market stocks, reflecting the poor liquidity environment in recent months. While continuing earnings disappointments mean it may be too early to move the Fund to a more constructive posture, a possible upswing in growth and a recovery in the Euro against the dollar may make 2001 a much more supportive environment for investment in international equities.

[GRAPHIC OMITTED]
CHART AS FOLLOWS:
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED OCTOBER 31, 2000)
                                                                      Annualized
                                        One   Annualized  Annualized   Inception
                                       Year    3 Years      5 Years      to Date
Pitcairn International Equity Fund*   -0.16%     7.08%       7.21%       8.55%
Morgan Stanley MSCI All Country
  World ex-US Index                   -1.96%     8.88%       8.28%       8.12%

PLOT POINTS  ARE AS FOLLOW:
COMPARISON OF CHANGE IN THE VALUE  OF A $10,000 INVESTMENT*
Cumulative Returns ($)
                 Pitcairn International        Morgan Stanley MSCI All
                      Equity Fund             Country World ex-US Index
5/31/93                 10,000                        10,000
10/93                   11,438                        10,874
10/94                   13,738                        12,316
10/95                   12,983                        11,989
10/96                   14,402                        13,225
10/97                   14,978                        13,824
10/98                   14,587                        14,447
10/99                   18,418                        18,201
10/00                   18,388                        17,844


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.
* For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn International Equity Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April, 1999, as described in the Fund's prospectus.

                     PITCAIRN GOVERNMENT/CORPORATE BOND FUND
                     ---------------------------------------

OBJECTIVE:               Income and capital appreciation consistent with prudent
                         investment risk and liquidity.

INVESTMENT STRATEGY:     The Fund invests primarily in a portfolio of
                         investment-grade fixed income securities without limitation as to their maturity.

FUND MANAGER:            Patrick M. Kennedy, Vice President,
                         Pitcairn Investment Management

FUND REVIEW AND OUTLOOK:
For the fiscal year ending October 31, 2000, the Pitcairn Government/Corporate Bond Fund (including performance carried over from its predecessor collective trust fund) returned 7.51%. This compares favorably to the 7.11% return for its benchmark, the Lehman Government/Credit Index.

During the reporting period, both investment-grade and high-yield corporate bonds experienced difficult return comparisons as concerns developed regarding the financial strength of many companies as a result of weaker earnings. This development has clouded the near-term outlook with an attendant rise in the projected rate of bankruptcies. On a positive note, U.S. Treasury Bonds have provided better returns during most of 2000.

The Fund experienced favorable results due to prudent portfolio management and close attention to risk. Currently, the Fund's longer-term holdings are concentrated in U.S. Treasury issues with corporate, agency, asset-backed and mortgage-backed bonds concentrated in maturities of less than 10 years. This distribution could change as market conditions warrant.

The Pitcairn Government/Corporate Bond Fund is actively managed with a focus on maximizing total return consistent with moderate risk of capital and maintenance of liquidity. Added value is sought through the identification of opportunities that arise from market anomalies such as yield curve structure, credit and sector spreads and the pricing of individual issues.

[GRAPHIC OMITTED]
CHART AS FOLLOWS:
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED OCTOBER 31, 2000)
                                                                      Annualized
                                One  Annualized Annualized Annualized Inception
                               Year   3 Years     5 Years   10 Years    to Date
Pitcairn Government/Corporate
   Bond Fund*                  7.51%    5.09%      5.66%      7.25%     7.41%
Lehman Government/
   Credit Index                7.11%    5.47%      6.12%      8.00%     8.32%

PLOT POINTS ARE AS FOLLOW:
COMPARISON OF CHANGE IN THE VALUE  OF A $10,000 INVESTMENT*
Cumulative Returns ($)
                  Pitcairn Government/             Lehman Government/
                  Corporate Bond Fund*                Credit Index
10/31/90                10,000                           10,000
10/91                   11,387                           11,537
10/92                   12,395                           12,750
10/93                   13,958                           14,491
10/94                   13,215                           13,819
10/95                   15,286                           16,052
10/96                   15,957                           16,917
10/97                   17,345                           18,407
10/98                   18,978                           20,298
10/99                   18,725                           20,164
10/00                   20,131                           21,598


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.
* For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similary managed collective trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Government/Corporate Bond Fund. The collective trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

                          PITCAIRN TAX-EXEMPT BOND FUND
                          -----------------------------

OBJECTIVE:               Current income exempt from federal income taxes and
                         capital appreciation, consistent with prudent investment risk and liquidity.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of investment-grade obligations of tax-exempt issuers situated in the United States, its territories and possessions.

FUND MANAGER:            Patrick M. Kennedy, Vice President,
                         Pitcairn Investment Management

FUND REVIEW AND OUTLOOK:
For the fiscal year ending October 31, 2000, the Pitcairn Tax-Exempt Bond Fund (including performance carried over from its predecessor common trust fund) returned 7.57%. This compares to the 8.51% return for its benchmark, the Lehman Municipal Bond Index.

Supply/demand conditions in the municipal bond market have been bolstered as strong economic conditions have reduced the need for municipal borrowing while the demand for bonds has increased. The continued financial strength of many state and local governments has resulted in improved credit quality.

The Pitcairn Tax-Exempt Bond Fund will continue to concentrate on top-tier investment-grade quality range. Approximately 95% of the portfolio is invested in bonds with credit ratings within the top two ratings. In addition, the Fund will continue to search for opportunities and unique anomalies in the marketplace, while managing the portfolio's risks prudently.

[GRAPHIC OMITTED]
CHART AS FOLLOWS:
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED OCTOBER 31, 2000)
                                                                      Annualized
                                 One  Annualized Annualized Annualized Inception
                               Year    3 Years     5 Years    10 Years   to Date
Pitcairn Tax-Exempt Bond Fund   7.57%    3.93%      4.79%      5.96%     5.92%
Lehman Municipal Bond Index     8.51%    4.81%      5.72%      7.24%     7.54%


PLOT POINTS ARE AS FOLLOW:
COMPARISON OF CHANGE IN THE VALUE  OF A $10,000 INVESTMENT*
Cumulative Returns ($)
                  Pitcairn Tax-Exempt /             Lehman Municipal
                        Bond Fund*                     Bond Fund
10/31/90                  10,000                         10,000
10/91                     10,962                         11,218
10/92                     11,713                         12,160
10/93                     13,073                         13,871
10/94                     12,896                         13,266
10/95                     13,112                         15,237
10/96                     14,757                         16,107
10/97                     15,888                         17,476
10/98                     17,040                         18,877
10/99                     16,578                         18,541
10/00                     17,833                         20,119

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.
* For periods prior to August 11, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Tax-Exempt Bond Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in January, 1997, as described in the Fund's prospectus.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  October 31, 2000

DIVERSIFIED VALUE FUND

--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%)
AEROSPACE & DEFENSE (3.5%)
   Boeing                              32,710    $    2,218
   General Dynamics                    31,320         2,241
   United Technologies                 20,010         1,397
                                                 ----------
                                                      5,856
                                                 ----------
AIR TRANSPORTATION (0.9%)
   FedEx*                              33,945         1,591
                                                 ----------
APPAREL/TEXTILES (0.6%)
   Jones Apparel Group*                33,230           924
                                                 ----------
AUTOMOTIVE (1.0%)
   Ford Motor                          38,105           995
   General Motors                      10,440           649
                                                 ----------
                                                      1,644
                                                 ----------
BANKS (11.4%)
   Bank of America                     43,565         2,094
   Bank of New York                    25,810         1,486
   Bank One                            52,030         1,899
   BB&T                                52,335         1,668
   Chase Manhattan                     37,760         1,718
   Compass Bancshares                  61,271         1,114
   FleetBoston Financial               49,960         1,898
   Mellon Financial                    34,820         1,680
   PNC Financial Services Group        25,691         1,718
   Sovereign Bancorp                  161,010         1,338
   Wells Fargo                         51,293         2,376
                                                 ----------
                                                     18,989
                                                 ----------
BEAUTY PRODUCTS (3.0%)
   Kimberly-Clark                      21,505         1,419
   Procter & Gamble                    50,280         3,592
                                                 ----------
                                                      5,011
                                                 ----------
BROADCASTING, NEWSPAPERS & ADVERTISING (2.7%)
   AT&T - Liberty Media*               78,805         1,418
   EW Scripps                          28,395         1,659
   New York Times, Cl A                37,720         1,386
                                                 ----------
                                                      4,463
                                                 ----------
CHEMICALS (1.3%)
   Dow Chemical                        35,710         1,094
   EI du Pont de Nemours               22,945         1,041
                                                 ----------
                                                      2,135
                                                 ----------
COMMUNICATIONS EQUIPMENT (0.6%)
   Motorola                            41,915         1,045
                                                 ----------
COMPUTERS & SERVICES (3.1%)
   Compaq Computer                     57,780         1,757
   Hewlett-Packard                     35,778         1,661
   International Business Machines     16,830         1,658
                                                 ----------
                                                      5,076
                                                 ----------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------


CONTAINERS & PACKAGING (0.6%)
   Bemis                               37,275    $      964
                                                 ----------
DATA PROCESSING (1.9%)
   Automatic Data Processing           24,250         1,584
   First Data                          30,064         1,507
                                                 ----------
                                                      3,091
                                                 ----------
DIVERSIFIED MANUFACTURING (1.6%)
   Illinois Tool Works                 19,340         1,075
   Minnesota Mining & Manufacturing    15,815         1,528
                                                 ----------
                                                      2,603
                                                 ----------
DRUGS (5.1%)
   Abbott Laboratories                 44,375         2,344
   American Home Products              17,780         1,129
   Bristol-Myers Squibb                32,455         1,978
   Merck                               33,705         3,031
                                                 ----------
                                                      8,482
                                                 ----------
ELECTRICAL SERVICES (4.4%)
   Constellation Energy Group          35,935         1,498
   Emerson Electric                    24,370         1,790
   Energy East                         60,260         1,217
   Northeast Utilities                 48,665           992
   Pinnacle West Capital               39,716         1,725
                                                 ----------
                                                      7,222
                                                 ----------
ENTERTAINMENT (1.4%)
   Walt Disney*                        63,685         2,281
                                                 ----------
FINANCIAL SERVICES (10.7%)
   American Express                    31,610         1,897
   Citigroup                          119,272         6,277
   Fannie Mae                          32,849         2,529
   JP Morgan                           11,445         1,894
   Merrill Lynch                       33,010         2,311
   Morgan Stanley Dean Witter          34,505         2,771
                                                 ----------
                                                     17,679
                                                 ----------
FOOD, BEVERAGE & TOBACCO (3.7%)
   Anheuser-Busch                      44,900         2,054
   Conagra Foods                       47,096         1,007
   HJ Heinz                            40,494         1,698
   McCormick                           41,434         1,313
                                                 ----------
                                                      6,072
                                                 ----------
GAS/NATURAL GAS (0.8%)
   Enron                               16,427         1,348
                                                 ----------
HOTELS & LODGING (0.8%)
   Starwood Hotels & Resorts Worldwide 42,905         1,271
                                                 ----------
HOUSEHOLD PRODUCTS (0.5%)
   Fortune Brands                      32,050           943
                                                 ----------

INSURANCE (6.2%)
   Allmerica Financial                 20,311    $    1,281
   Allstate                            55,025         2,215
   American International Group        39,549         3,876
   Marsh & McLennan                    10,430         1,364
   St. Paul Companies                  30,925         1,585
                                                 ----------
                                                     10,321
                                                 ----------
LEISURE PRODUCTS (0.8%)
   Brunswick                           65,840         1,280
                                                 ----------
MACHINERY (0.8%)
   Dover                               30,395         1,290
                                                 ----------
MEDICAL PRODUCTS & SERVICES (2.9%)
   Johnson & Johnson                   33,826         3,116
   UnitedHealth Group                  15,575         1,704
                                                 ----------
                                                      4,820
                                                 ----------
METAL & METAL INDUSTRIES (0.4%)
   Alcoa                               25,065           719
                                                 ----------
PAPER & PAPER PRODUCTS (0.7%)
   Weyerhaeuser                        24,245         1,138
                                                 ----------
PETROLEUM & FUEL PRODUCTS (8.7%)
   Amerada Hess                        24,698         1,531
   Chevron                             14,910         1,224
   Exxon Mobil                         78,195         6,974
   Helmerich & Payne                   55,915         1,758
   Unocal                              36,247         1,237
   USX-Marathon Group                  62,431         1,697
                                                 ----------
                                                     14,421
                                                 ----------
PRINTING & PUBLISHING (0.6%)
   Harcourt General                    18,675         1,047
                                                 ----------
REAL ESTATE INVESTMENT TRUSTS (1.5%)
   AMB Property                        51,075         1,200
   Apartment Investment & Management   27,850         1,272
                                                 ----------
                                                      2,472
                                                 ----------
RETAIL (3.5%)
   May Department Stores               71,000         1,864
   McDonald's                          38,435         1,191
   Office Depot*                      180,595         1,501
   Safeway*                            24,790         1,356
                                                 ----------
                                                      5,912
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS (0.7%)
   Intel                                    1            --
   Johnson Controls                    19,900         1,187
                                                 ----------
                                                      1,187
                                                 ----------
TELEPHONE & TELECOMMUNICATION (10.6%)
   AT&T                                84,861         1,968
   AT&T Wireless Group*                39,375           982
   BellSouth                           50,890         2,459
--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
TELEPHONE & TELECOMMUNICATION (CONTINUED)
   CenturyTel                          29,000    $    1,117
   SBC Communications                 104,209         6,012
   Verizon Communications              64,954         3,755
   WorldCom*                           53,755         1,277
                                                 ----------
                                                     17,570
                                                 ----------
WHOLESALE (0.4%)
   Supervalu                           39,640           609
                                                 ----------
Total Common Stocks
     (Cost $151,916)                                161,476
                                                 ----------
REGISTERED INVESTMENT COMPANY (2.5%)
   iSharesSM Russell 1000
     Value Index Fund                  70,000         4,167
                                                 ----------
Total Registered Investment Company
     (Cost $3,945)                                    4,167
                                                 ----------
REPURCHASE AGREEMENT (0.6%)
   JP Morgan
     6.30%, dated 10/31/00, matures
     11/01/00, repurchase  price
     $1,000,600 (collateralized by
     GNMA, par value $1,242,157,
     6.500%, 02/15/28, total
     market value $1,020,434)          $1,000         1,000
                                                 ----------
Total Repurchase Agreement
     (Cost $1,000)                                    1,000
                                                 ----------
Total Investments (100.5%)
   (Cost $156,861)                                  166,643
                                                 ----------
OTHER ASSETS AND LIABILITIES (-0.5%)
Other Assets                                            279
Investment Advisory Fee Payable                         (43)
Shareholder Servicing Fee Payable                       (34)
Other Liabilities                                    (1,022)
                                                 ----------
Total Other Assets and Liabilities, Net                (820)
                                                 ----------
Total Net Assets (100.0%)                          $165,823
                                                 ==========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization--
   no par value) based on 15,765,613
   outstanding shares of beneficial interest     $  156,082
Undistributed net investment income                     205
Accumulated net realized loss on investments           (246)
Net unrealized appreciation on investments            9,782
                                                 ----------
Total Net Assets                                 $  165,823
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.52
                                                 ==========
* NON-INCOME PRODUCING SECURITY.
CL -- CLASS
GNMA -- GOVERNMENT  NATIONAL  MORTGAGE  ASSOCIATION
AMOUNTS  DESIGNATED AS "--" ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

PITCAIRN FUNDS  October 31, 2000

SELECT VALUE FUND

--------------------------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS. (95.7%)
APPAREL/TEXTILES (1.6%)
   Jones Apparel Group*                36,330      $  1,010
                                                   --------
BANKS (17.9%)
   BB&T                                83,595         2,665
   FleetBoston Financial              127,230         4,835
   Mercantile Bankshares               51,495         1,937
   North Fork Bancorporation           86,580         1,748
                                                   --------
                                                     11,185
                                                   --------
CHEMICALS (3.8%)
   Dow Chemical                        36,700         1,124
   Engelhard                           59,765         1,248
                                                   --------
                                                      2,372
                                                   --------
COMPUTERS & SERVICES (2.4%)
   Affiliated Computer Services, Cl A* 14,995           835
   Electronic Data Systems             14,210           667
                                                   --------
                                                      1,502
                                                   --------
DIVERSIFIED MANUFACTURING (2.8%)
   Illinois Tool Works                 31,115         1,729
                                                   --------
DRUGS (5.8%)
   Merck                               17,755         1,597
   Mylan Laboratories                  73,085         2,046
                                                   --------
                                                      3,643
                                                   --------
ELECTRICAL SERVICES (5.6%)
   FPL Group                           30,089         1,986
   Pinnacle West Capital               34,300         1,490
                                                   --------
                                                      3,476
                                                   --------
FINANCIAL SERVICES (6.3%)
   Bear Stearns                        28,330         1,717
   Fannie Mae                          28,860         2,222
                                                   --------
                                                      3,939
                                                   --------
FOOD, BEVERAGE & TOBACCO (1.7%)
   Supervalu                           69,590         1,070
                                                   --------
HOTELS & LODGING (2.2%)
   Starwood Hotels &
     Resorts Worldwide                 45,875         1,359
                                                   --------
HOUSEHOLD PRODUCTS (2.6%)
   Fortune Brands                      55,705         1,640

--------------------------------------------------------------------------------

                                       Shares    Value (000)
--------------------------------------------------------------------------------
INSURANCE (9.4%)
   Allmerica Financial                 32,800      $  2,068
   MGIC Investment                     38,730         2,638
   Nationwide Financial Services, Cl A 23,770         1,156
                                                   --------
                                                      5,862
                                                   --------
MEDICAL PRODUCTS & SERVICES (2.8%)
   Becton Dickinson                    51,480         1,725
                                                   --------
PETROLEUM & FUEL PRODUCTS (10.7%)
   Exxon Mobil                         49,995         4,459
   Helmerich & Payne                   29,850           938
   USX-Marathon Group                  46,585         1,267
                                                   --------
                                                      6,664
                                                   --------
RETAIL (5.5%)
   Safeway*                            26,605         1,455
   Wendy's International               91,375         1,987
                                                   --------
                                                      3,442
                                                   --------
SOFTWARE (3.2%)
   3Com*                               37,105           659
   Electronic Arts*                    26,240         1,312
                                                   --------
                                                      1,971
                                                   --------
TELEPHONE & TELECOMMUNICATION (11.4%)
   SBC Communications                  65,801         3,796
   Verizon Communications              41,360         2,391
   WorldCom*                           39,485           938
                                                   --------
                                                      7,125
                                                   --------
Total Common Stocks
     (Cost $50,080)                                  59,714
                                                   --------
Preferred Stock (0.0%)
   Fresenius Medical Care Holdings*    76,125             2
                                                   --------
Total Preferred Stock
     (Cost $9)                                            2
                                                   --------
REGISTERED INVESTMENT COMPANY (4.0%)
   iSharesSM Russell 1000 Value
     Index Fund                        41,850         2,491
                                                   --------
Total Registered Investment Company
     (Cost $2,382)                                    2,491
                                                   --------

--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.5%)
   Morgan Stanley
     6.30%, dated 10/31/00, matures
     11/01/00, repurchase price $305,927
     (collateralized by U.S. Treasury
     obligation, par value $310,039,
     5.375%, 02/15/01, total market
     value $313,537)                     $306     $     306
                                                  ---------
Total Repurchase Agreement
     (Cost $306)                                        306
                                                  ---------
Total Investments (100.2%)
   (Cost $52,777)                                    62,513
                                                  ---------
OTHER ASSETS AND LIABILITIES (-0.2%)
Other Assets                                          2,675
Investment Advisory Fee Payable                         (10)
Shareholder Servicing Fee Payable                       (12)
Other Liabilities                                    (2,774)
                                                  ---------
Total Other Assets and Liabilities, Net                (121)
                                                  ---------
Total Net Assets (100.0%)                           $62,392
                                                  =========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization--
   no par value) based on 5,692,281
   outstanding shares of beneficial interest        $52,731
Undistributed net investment income                      68
Accumulated net realized loss on investments           (143)
Net unrealized appreciation on investments            9,736
                                                  ---------
Total Net Assets                                    $62,392
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.96
                                                  =========
* NON-INCOME PRODUCING SECURITY.
CL -- CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

PITCAIRN FUNDS  OCTOBER 31, 2000



SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.2%)
AIR TRANSPORTATION (0.5%)
   America West Holdings, Cl B*        30,200      $    300
                                                   --------
APPAREL/TEXTILES (1.1%)
   Phillips-Van Heusen                 64,190           762
                                                   --------
AUTOMOTIVE (1.7%)
   Oshkosh Truck                       27,240         1,120
                                                   --------
BANKS (13.3%)
   Bancwest                            51,160         1,046
   Bank United                         21,640         1,227
   Compass Bancshares                  49,750           905
   MAF Bancorp                         44,660         1,072
   PFF Bancorp                         51,830           959
   Provident Bankshares                58,880         1,115
   Provident Financial Group           31,880           964
   Texas Regional Bancshares           32,040           957
   Webster Financial                   31,855           776
                                                   --------
                                                      9,021
                                                   --------
BROADCASTING, NEWSPAPERS & ADVERTISING (1.0%)
   Citadel Communications*             22,310           271
   McClatchy, Cl A                     10,700           407
                                                   --------
                                                        678
                                                   --------
BUILDING & CONSTRUCTION (0.9%)
   Elcor                               38,540           600
                                                   --------
CHEMICALS (1.8%)
   OM Group                            14,660           678
   Omnova Solutions                    99,960           562
                                                   --------
                                                      1,240
                                                   --------
CONTAINERS & PACKAGING (1.5%)
   Aptargroup                          24,000           496
   Liqui-Box                           13,820           495
                                                   --------
                                                        991
                                                   --------
DATA PROCESSING (0.3%)
   InfoUSA*                            70,062           228
                                                   --------
DENTAL SUPPLIES & EQUIPMENT (0.6%)
   Patterson Dental*                   13,520           423
                                                   --------
DIVERSIFIED MANUFACTURING (2.2%)
   Myers Industries                    56,647           751
   Teleflex                            22,185           767
                                                   --------
                                                      1,518
                                                   --------

--------------------------------------------------------------------------------

                                       SHARES    VALUE (000)
--------------------------------------------------------------------------------
DRUGS (2.0%)
   Geltex Pharmaceuticals*             13,350      $    662
   King Pharmaceuticals*               16,156           724
                                                   --------
                                                      1,386
                                                   --------
ELECTRICAL SERVICES (5.0%)
   Allete                              33,500           722
   Cleco                               19,800           942
   Idacorp                             19,825           978
   WPS Resources                       23,190           746
                                                   --------
                                                      3,388
                                                   --------
ELECTRONIC DEVICES (1.1%)
   Sensormatic Electronics*            39,720           715
                                                   --------
FINANCIAL SERVICES (3.1%)
   Doral Financial                     60,730         1,086
   Raymond James Financial             30,280         1,024
                                                   --------
                                                      2,110
                                                   --------
FOOD, BEVERAGE & TOBACCO (1.9%)
   Del Monte Foods*                    93,580           567
   Michael Foods                       26,665           718
                                                   --------
                                                      1,285
                                                   --------
FORESTRY (1.0%)
   Rayonier                            18,250           642
                                                   --------
GAS/NATURAL GAS (3.9%)
   Energen                             33,830           968
   New Jersey Resources                19,695           787
   Piedmont Natural Gas                27,710           845
                                                   --------
                                                      2,600
                                                   --------
HOTELS & LODGING (0.8%)
   Aztar*                              35,090           531
                                                   --------
HOUSEHOLD PRODUCTS (2.2%)
   Furniture Brands International*     58,220           982
   Libbey                              17,710           483
                                                   --------
                                                      1,465
                                                   --------
INSURANCE (5.4%)
   HCC Insurance Holdings              39,650           756
   Philadelphia Consolidated Holding*  48,705         1,087
   Radian Group                        11,930           846
   Stancorp Financial Group            23,460           956
                                                   --------
                                                      3,645
                                                   --------
INTERNET SERVICES (0.0%)
   VelocityHSI*                         5,636             6
                                                   --------

--------------------------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------------------------

LEASING & RENTING (1.1%)
   United Rentals*                     35,262      $    758
                                                   --------
MACHINERY (2.6%)
   Donaldson                           35,490           803
   Manitowoc                           36,000           979
                                                   --------
                                                      1,782
                                                   --------
MEDICAL PRODUCTS & SERVICES (3.0%)
   Cooper                              11,980           428
   Lincare Holdings*                   19,630           826
   MID Atlantic Medical Services*      46,830           796
                                                   --------
                                                      2,050
                                                   --------
METAL & METAL INDUSTRIES (0.9%)
   Circor International                56,905           630
                                                   --------
MISCELLANEOUS BUSINESS SERVICES (0.8%)
   Kforce.com*                         59,710           243
   Spherion*                           27,650           328
                                                   --------
                                                        571
                                                   --------
PAPER & PAPER PRODUCTS (0.8%)
   Buckeye Technologies*               30,380           520
                                                   --------
PETROLEUM & FUEL PRODUCTS (1.8%)
   Atwood Oceanics*                     7,100           238
   Helmerich & Payne                    9,195           289
   Noble Affiliates                     9,390           344
   Paramount Resources Ltd.            35,737           368
                                                   --------
                                                      1,239
                                                   --------
PRINTING & PUBLISHING (1.8%)
   Scholastic*                         15,620         1,250
                                                   --------
PROFESSIONAL SPORTS (0.9%)
   Championship Auto Racing Teams*     24,740           615
                                                   --------
REAL ESTATE (1.4%)
   Catellus Development*               53,740           977
                                                   --------
REAL ESTATE INVESTMENT TRUSTS (10.2%)
   BRE Properties, Cl A                28,200           892
   Cabot Industrial Trust              42,790           808
   Home Properties of NY               28,200           767
   Innkeepers USA Trust                88,395           901
   Liberty Property Trust              36,070           954
   Macerich                            39,340           772
   Parkway Properties                  27,770           795
   Rouse                               39,924           986
                                                   --------
                                                      6,875
                                                   --------
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------

RETAIL (5.3%)
   Borders Group*                      45,780     $     635
   Casey's General Stores              45,500           569
   Cato, Cl A                          36,820           442
   Chico's FAS*                        14,970           485
   Dillards, Cl A                      36,290           381
   Pacific Sunwear of California*      25,380           520
   REX Stores*                         28,720           528
                                                  ---------
                                                      3,560
                                                  ---------
SEMI-CONDUCTORS/INSTRUMENTS (3.3%)
   Dionex*                             28,173           914
   Electroglas*                        16,240           228
   Mettler Toledo International*       17,210           803
   Photronics*                         11,350           256
                                                  ---------
                                                      2,201
                                                  ---------
SOFTWARE (1.0%)
   JDA Software Group*                 18,720           282
   Structural Dynamics Research*       34,360           354
                                                  ---------
                                                        636
                                                  ---------
STEEL & STEEL WORKS (3.2%)
   Carpenter Technology                28,980           898
   Reliance Steel & Aluminum           29,460           700
   Worthington Industries              56,900           544
                                                  ---------
                                                      2,142
                                                  ---------
TELEPHONE & TELECOMMUNICATION (1.9%)
   Arguss Communications*              22,760           285
   Commscope*                          17,610           446
   Intermedia Communications*           7,100           157
   Network Equipment Technologies*     41,946           398
                                                  ---------
                                                      1,286
                                                  ---------
TRANSPORTATION - TRUCKS (1.9%)
   Covenant Transport, Cl A*           71,130           645
   Werner Enterprises                  47,025           658
                                                  ---------
                                                      1,303
                                                  ---------
Total Common Stocks
     (Cost $58,257)                                  63,049
                                                  ---------
REGISTERED INVESTMENT COMPANIES (5.9%)
   iSharesSM Dow Jones US
     Internet Index Fund                4,080           231
   iSharesSM Russell 2000 Index Fund    9,030           894
   iSharesSM Russell 2000
     Value Index Fund                  26,630         2,849
                                                  ---------
Total Registered Investment Companies
     (Cost $3,983)                                    3,974
                                                  ---------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



SMALL CAP VALUE FUND--CONCLUDED
--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
SECURITIES PLEDGED (SOLD SHORT)  (0.0%)
   First Union                         52,361       $ 1,587
   First Union                        (52,361)       (1,587)
   Modis Professional Services*       221,372           913
   Modis Professional Services*      (221,372)         (913)
                                                    -------
Total Securities Pledged (Sold Short)
     (Cost -$5,420)                                      --
                                                    -------
REPURCHASE AGREEMENT (0.1%)
   Morgan Stanley
     6.30%, dated 10/31/00, matures
     11/01/00,  repurchase  price
     $81,937 (collateralized by
     U.S. Treasury obligation,
     par value $83,039, 5.375%,
     02/15/01, total market
     value $83,976)                       $82            82
                                                    -------
Total Repurchase Agreement
     (Cost $82)                                          82
                                                    -------
Total Investments (99.2%)
   (Cost $56,902)                                    67,105
                                                    -------
OTHER ASSETS AND LIABILITIES (0.8%)
Deposits for Securities Sold Short                    2,616
Other Assets                                            383
Margin Loans from Brokers                            (2,041)
Investment Advisory Fee Payable                         (11)
Shareholder Servicing Fee Payable                       (14)
Other Liabilities                                      (387)
                                                    -------
Total Other Assets and Liabilities, Net                 546
                                                    -------
Total Net Assets (100.0%)                           $67,651
                                                    =======
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization--
   no par value) based on 6,645,317
   outstanding shares of beneficial interest        $59,170
Undistributed net investment income                     136
Accumulated net realized loss on investments         (1,858)
Net unrealized appreciation on investments           10,203
                                                    -------
Total Net Assets                                    $67,651
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.18
                                                    =======
* NON-INCOME PRODUCING SECURITY.
CL -- CLASS



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------




DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.8%)
BEAUTY PRODUCTS (0.7%)
   Colgate-Palmolive                    9,060    $      532
   Gillette                            21,090           736
                                                 ----------
                                                      1,268
                                                 ----------
BIOMEDICAL SERVICES (2.5%)
   Amgen*                              29,480         1,708
   Biogen*                             14,621           880
   Genentech*                           8,266           682
   Incyte Genomics*                    15,700           575
   PE-Celera Genomics Group*            7,690           519
                                                 ----------
                                                      4,364
                                                 ----------
BROADCASTING, NEWSPAPERS & ADVERTISING (1.4%)
   Clear Channel Communications*       10,745           645
   Infinity Broadcasting, Cl A*        26,007           865
   Viacom, Cl B*                       15,395           876
                                                 ----------
                                                      2,386
                                                 ----------
COMPUTER HARDWARE (7.7%)
   Adaptec*                            37,965           600
   Cisco Systems*                     201,562        10,859
   Juniper Networks*                    5,195         1,013
   Network Appliance*                   7,845           934
                                                 ----------
                                                     13,406
                                                 ----------
COMPUTERS & SERVICES (11.1%)
   Comdisco                            34,150           420
   Compaq Computer                     29,385           894
   Dell Computer*                      67,840         2,001
   Electronic Data Systems             20,255           951
   EMC-Mass*                           62,964         5,608
   Hewlett-Packard                     20,770           965
   International Business Machines     36,318         3,577
   Sun Microsystems*                   44,560         4,941
                                                 ----------
                                                     19,357
                                                 ----------
DIVERSIFIED MANUFACTURING (8.1%)
   General Electric                   259,713        14,236
                                                 ----------
DRUGS (12.9%)
   American Home Products              21,285         1,352
   Bristol-Myers Squibb                40,667         2,478
   Eli Lilly                           25,145         2,247
   King Pharmaceuticals*               22,440         1,006
   Merck                               44,333         3,987
   Pfizer                             176,968         7,643
   Pharmacia                           26,878         1,478
   Schering-Plough                     45,665         2,360
                                                 ----------
                                                     22,551
                                                 ----------
ELECTRICAL SERVICES (0.5%)
   Calpine*                            10,630           839
                                                 ----------
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS (0.4%)
   AVX                                 27,525    $      788
                                                 ----------
ELECTRONIC EQUIPMENT (2.9%)
   Harmonic*                           21,945           318
   Lucent Technologies                 96,986         2,261
   Sanmina*                            15,451         1,766
   Solectron*                          17,240           759
                                                 ----------
                                                      5,104
                                                 ----------
ENTERTAINMENT (1.1%)
   Time Warner                         26,168         1,986
                                                 ----------
FINANCIAL SERVICES (0.8%)
   Charles Schwab                      39,211         1,377
                                                 ----------
FOOD, BEVERAGE & TOBACCO (2.4%)
   Coca-Cola                           43,232         2,610
   Sysco                               29,268         1,527
                                                 ----------
                                                      4,137
                                                 ----------
GAS/NATURAL GAS (0.7%)
   Enron                               14,235         1,168
                                                 ----------
INTERNET SERVICES (2.7%)
   America Online*                     58,575         2,954
   Entrust Technologies*               22,690           696
   VeriSign*                            5,105           674
   Yahoo*                               6,171           362
                                                 ----------
                                                      4,686
                                                 ----------
MEDICAL PRODUCTS & SERVICES (2.1%)
   Biomet                              26,282           951
   Guidant*                            14,640           775
   Medtronic                           34,585         1,878
                                                 ----------
                                                      3,604
                                                 ----------
MISCELLANEOUS BUSINESS SERVICES (1.2%)
   Cendant*                            56,320           676
   Paychex                             15,035           852
   Robert Half International*          16,758           511
                                                 ----------
                                                      2,039
                                                 ----------
PETROLEUM & FUEL PRODUCTS (0.5%)
   Weatherford International*          23,480           857
                                                 ----------
RETAIL (6.0%)
   Family Dollar Stores                35,415           688
   Gap                                 17,925           463
   Home Depot                          71,992         3,096
   Staples*                            51,035           727
   Wal-Mart Stores                     75,848         3,442
   Walgreen                            19,895           908
   Whole Foods Market*                 14,670           678
   Williams-Sonoma*                    22,299           464
                                                 ----------
                                                     10,466
                                                 ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



DIVERSIFIED GROWTH FUND--CONCLUDED
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (12.1%)
   Agilent Technologies*               16,234     $     752
   Altera*                              8,095           331
   Applied Materials*                  33,068         1,757
   Broadcom*                            3,870           861
   Conexant Systems*                   18,464           486
   Cree*                                5,065           503
   Intel                              192,496         8,662
   International Rectifier*            13,115           585
   JDS Uniphase*                       20,065         1,634
   Microchip Technology*               18,003           569
   Micron Technology*                  12,280           427
   Novellus Systems*                   15,707           643
   PMC - Sierra*                        3,800           644
   SDL*                                 1,969           510
   Texas Instruments                   49,139         2,411
   Xilinx*                              7,180           520
                                                  ---------
                                                     21,295
                                                  ---------
SOFTWARE (11.0%)
   Ariba*                               4,570           578
   Aspect Communications*              32,400           534
   BEA Systems*                         9,915           711
   Citrix Systems*                     34,024           753
   Computer Associates International        1            --
   Electronic Arts*                    21,178         1,059
   Microsoft*                         115,731         7,971
   Oracle*                            115,294         3,805
   Peoplesoft*                         34,330         1,498
   Siebel Systems*                      8,810           924
   Veritas Software*                   10,901         1,537
                                                  ---------
                                                     19,370
                                                  ---------
TELECOMMUNICATIONS EQUIPMENT (0.5%)
   Tellabs*                            16,809           839
                                                  ---------
TELEPHONE & TELECOMMUNICATION (5.5%)
   ADC Telecommunications*             16,475           352
   CIENA*                               7,940           835
   Corning                             23,445         1,794
   Exodus Communications*               9,680           325
   Metromedia Fiber Network*           15,280           290
   Motorola                            26,812           669
   Nextel Communications*              15,365           591
   Qualcomm*                           23,633         1,539
   Qwest Communications International* 12,330           600
   Sprint Corp. (PCS Group)*           14,750           562
   VoiceStream Wireless*                6,375           838
   WinStar Communications*             21,225           414
   WorldCom*                           35,057           833
                                                  ---------
                                                      9,642
                                                  ---------
Total Common Stocks
     (Cost $172,612)                                165,765
                                                  ---------
--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES (2.1%)
   iSharesSM Dow Jones US Internet
     Index Fund                        58,146    $    3,298
   iSharesSM Russell 1000 Growth
     Index Fund                         6,100           477
                                                  ---------
Total Registered Investment Companies
     (Cost $4,580)                                    3,775
                                                  ---------
UNIT INVESTMENT TRUST (3.0%)
   Nasdaq 100 Share Index              65,151         5,323
                                                  ---------
Total Unit Investment Trust
     (Cost $6,004)                                    5,323
                                                  ---------
REPURCHASE AGREEMENT (0.2%)
   Morgan Stanley
     6.30%, dated 10/31/00, matures
     11/01/00, repurchase price
     $310,844  (collateralized by
     U.S. Treasury obligation,
     par value $315,023, 5.375%,
     02/15/01, total market
     value $318,577)                     $311           311
                                                  ---------
Total Repurchase Agreement
     (Cost $311)                                        311
                                                  ---------
Total Investments (100.1%)
   (Cost $183,507)                                  175,174
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (-0.1%)

Other Assets                                            540
Investment Advisory Fee Payable                         (46)
Shareholder Servicing Fee Payable                       (37)
Other Liabilities                                      (671)
                                                  ---------
Total Other Assets and Liabilities, Net                (214)
                                                  ---------
Total Net Assets (100.0%)                         $ 174,960
                                                  =========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization--
   no par value) based on 19,061,465
   outstanding shares of beneficial interest       $184,206
Accumulated net realized loss on investments           (913)
Net unrealized depreciation on investments           (8,333)
                                                  ---------
Total Net Assets                                  $ 174,960
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $9.18
                                                  =========
* NON-INCOME PRODUCING SECURITY.
CL -- CLASS
AMOUNTS DESIGNATED AS "--" ROUND TO $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------





SELECT GROWTH FUND
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.7%)
COMPUTERS & SERVICES (15.2%)
   Dell Computer*                      54,464      $  1,607
   EMC-Mass*                           53,542         4,769
   Hewlett-Packard                     42,000         1,950
                                                   --------
                                                      8,326
                                                   --------
DATA PROCESSING (7.6%)
   Automatic Data Processing           34,502         2,253
   First Data                          37,964         1,903
                                                   --------
                                                      4,156
                                                   --------
DIVERSIFIED MANUFACTURING (5.0%)
   General Electric                    50,196         2,751
                                                   --------
DRUGS (9.6%)
   Merck                               30,001         2,698
   Pfizer                              58,965         2,546
                                                   --------
                                                      5,244
                                                   --------
E-COMMERCE SERVICES (1.5%)
   eBay*                               16,151           832
                                                   --------
ELECTRICAL COMPONENTS (2.0%)
   American Power Conversion*          82,505         1,067
                                                   --------
FINANCIAL SERVICES (6.9%)
   Charles Schwab                      54,464         1,913
   T Rowe Price Associates             39,759         1,861
                                                   --------
                                                      3,774
                                                   --------
MEDICAL PRODUCTS & SERVICES (3.4%)
   Medtronic                           34,386         1,868
                                                   --------
MOTORCYCLES (4.9%)
   Harley-Davidson                     55,851         2,691
                                                   --------
RETAIL (12.3%)
   Home Depot                          52,618         2,263
   Staples*                            88,045         1,255
   Tiffany & Co.                       27,329         1,167
   Wal-Mart Stores                     45,349         2,058
                                                   --------
                                                      6,743
                                                   --------
--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (8.2%)
   Intel                               99,913      $  4,496
                                                   --------
SOFTWARE (15.5%)
   Cisco Systems*                      97,684         5,263
   Microsoft*                          47,194         3,250
                                                   --------
                                                      8,513
                                                   --------
TELEPHONE & TELECOMMUNICATION (6.6%)
   JDS Uniphase*                       11,244           916
   Nokia OYJ ADR                       63,119         2,698
                                                   --------
                                                      3,614
                                                   --------
Total Common Stocks
     (Cost $59,580)                                  54,075
                                                   --------
REPURCHASE AGREEMENT (0.8%)
   Morgan Stanley
     6.30%, dated 10/31/00, matures
     11/01/00, repurchase  price
     $460,117 (collateralized by
     U.S. Treasury obligation,
     par value $466,302, 5.375%,
     02/15/01, total market
     value $471,563)                     $460           460
                                                   --------
Total Repurchase Agreement
     (Cost $460)                                        460
                                                   --------
Total Investments (99.5%)
   (Cost $60,040)                                    54,535
                                                   --------
OTHER ASSETS AND LIABILITIES (0.5%)

Other Assets                                          4,084
Investment Advisory Fee Payable                         (13)
Shareholder Servicing Fee Payable                       (11)
Other Liabilities                                    (3,801)
                                                   --------
Total Other Assets and Liabilities, Net                 259
                                                   --------
Total Net Assets (100.0%)                          $ 54,794
                                                   ========
* NON-INCOME PRODUCING SECURITY.
ADR -- AMERICAN DEPOSITORY RECEIPT


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (84.8%)
AIR TRANSPORTATION (4.7%)
   Atlantic Coast Airlines Holdings*   29,800      $  1,065
   EGL*                                27,400           781
   Expeditors International
     Washington*                       13,900           721
   Skywest                              9,800           495
                                                   --------
                                                      3,062
                                                   --------
BANKS (0.3%)
   Boston Private Financial Holdings   10,600           189
                                                   --------
BROADCASTING, NEWSPAPERS &
   ADVERTISING (0.7%)
   SBS Broadcasting*                   14,800           442
                                                   --------
BUILDING & CONSTRUCTION (0.3%)
   Dycom Industries*                    6,000           226
                                                   --------
CHEMICALS (1.8%)
   Symyx Technologies*                 24,700         1,166
                                                   --------
DRUGS (5.3%)
   Alkermes*                           25,300           938
   Angiotech Pharmaceuticals*          21,800         1,199
   Cubist Pharmaceuticals*             20,900           898
   Immunogen*                           5,700           196
   Pain Therapeutics*                  10,000           214
                                                   --------
                                                      3,445
                                                   --------
ELECTRONIC COMPONENTS (2.9%)
   Benchmark Electronics*               8,900           358
   Manufacturers Services Ltd*         32,800           322
   Merix*                              24,400         1,140
   Pixelworks*                          2,500            83
                                                   --------
                                                      1,903
                                                   --------
INTERNET (6.2%)
   Avocent*                            29,600         2,100
   Digex*                               8,600           338
   DoubleClick*                        40,400           656
   RSA Security*                        8,100           470
   WatchGuard Technologies*            10,100           505
                                                   --------
                                                      4,069
                                                   --------
MACHINERY (1.5%)
   Capstone Turbine*                   15,400           855
   Satcon Technology*                   4,900           125
                                                   --------
                                                        980
                                                   --------
MEDICAL PRODUCTS & SERVICES (16.4%)
   Accredo Health*                     27,300         1,181
   Adac Laboratories*                  28,100           365
   Alexion Pharmaceuticals*            19,700         2,036
   Ciphergen Biosystems*               15,100           468

--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES--CONTINUED
   COR Therapeutics*                   27,600      $  1,559
   Eclipsys                            13,700           338
   Ilex Oncology*                      30,800         1,117
   Inhale Therapeutic Systems*         35,000         1,741
   North American Scientific*          13,000           354
   Rita Medical Systems*               25,000           306
   Vical*                              34,400           731
   Xoma Ltd.*                          40,100           489
                                                   --------
                                                     10,685
                                                   --------
MISCELLANEOUS BUSINESS SERVICES (7.0%)
   Career Education*                   33,800         1,308
   Corporate Executive Board*          31,600         1,458
   CoStar Group*                       32,800         1,025
   Diamond Technology Partners*         8,500           379
   Vastera*                            22,000           391
                                                   --------
                                                      4,561
                                                   --------
PETROLEUM & FUEL PRODUCTS (8.0%)
   CAL Dive International*             20,700         1,030
   Dril-Quip*                          21,300           703
   National-Oilwell*                   27,900           816
   Newfield Exploration*               12,900           487
   Newpark Resources*                  70,500           635
   Shaw Group*                          9,000           734
   Universal Compression Holdings*     29,300           846
                                                   --------
                                                      5,251
                                                   --------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
   Pinnacle Holdings*                  22,800           359
                                                   --------
RETAIL (0.8%)
   Cost Plus*                          19,700           552
                                                   --------
SCHOOLS (2.8%)
   DeVry*                              16,500           609
   Edison Schools*                     19,400           532
   Learning Tree International*        15,300           692
                                                   --------
                                                      1,833
                                                   --------
SEMI-CONDUCTORS/INSTRUMENTS (10.1%)
   Cree*                                6,800           675
   Dupont Photomasks*                     400            22
   Exar*                               29,500         1,318
   International Rectifier*            22,600         1,009
   Kopin*                              18,600           263
   Photronics*                         15,500           350
   QLogic*                             11,000         1,064
   Semtech*                            30,700           990
   Silicon Image*                      32,200           378
   Veeco Instruments*                   8,000           530
                                                   --------
                                                      6,599
                                                   --------
22

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
SOFTWARE (8.5%)
   Aspen Technology*                   31,300      $  1,293
   Caminus*                             5,200           164
   Computer Network Technology*        25,900           787
   Daleen Technologies*                12,700           127
   Emulex*                              9,200         1,351
   Matrixone*                          18,700           555
   Netegrity*                           7,800           608
   Smartforce PLC ADR*                 12,800           644
                                                   --------
                                                      5,529
                                                   --------
TELEPHONE & TELECOMMUNICATION (5.4%)
   Lexent*                             11,000           318
   Mastec*                             20,400           590
   Peco II*                            15,700           618
   SBA Communications*                 12,100           607
   SignalSoft*                         17,900           509
   Speechworks International*           5,500           458
   Stanford Microdevices*              16,900           424
                                                   --------
                                                      3,524
                                                   --------
TRUCKING (1.5%)
   Forward Air*                        24,000           987
                                                   --------
Total Common Stocks
     (Cost $46,057)                                  55,362
                                                   --------
UNIT INVESTMENT TRUST (6.9%)
   Nasdaq 100 Share Index              26,000         2,124
   Standard and Poor's Midcap 400
     Index SPDR                        25,200         2,394
                                                   --------
Total Unit Investment Trust
     (Cost $4,749)                                    4,518
                                                   --------
REPURCHASE AGREEMENT (11.0%)
   JP Morgan
     6.50%, dated 10/31/00,
     matures 11/01/00, repurchase
     price $7,159,554 (collateralized
     by various government
     obligations, par value $8,522,605,
     6.500%, 12/15/28 - 08/15/28,
     total market value $7,301,427)    $7,158         7,158
                                                   --------
Total Repurchase Agreement
     (Cost $7,158)                                    7,158
                                                   --------
--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
Total Investments (102.7%)
   (Cost $57,964)                                   $67,038
                                                    -------
OTHER ASSETS AND LIABILITIES (-2.7%)
Other Assets                                            366
Investment Advisory Fee Payable                         (24)
Shareholder Servicing Fee Payable                       (13)
Other Liabilities                                    (2,075)
                                                    -------
Total Other Assets and Liabilities, Net              (1,746)
                                                    -------
Total Net Assets (100.0%)                           $65,292
                                                    =======
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization--
   no par value) based on 6,359,761
   outstanding shares of beneficial interest        $59,389
Accumulated net realized loss on investments         (3,171)
Net unrealized appreciation on investments            9,074
                                                    -------
Total Net Assets                                    $65,292
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.27
                                                    =======
* NON-INCOME PRODUCING SECURITY.
ADR -- AMERICAN DEPOSITORY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
SPDR -- STANDARD & POOR'S DEPOSITORY RECEIPT

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



FAMILY HERITAGE(REGISTER MARK) FUND
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
AEROSPACE & DEFENSE (1.3%)
   General Dynamics                    18,036      $  1,291
                                                   --------
AIR TRANSPORTATION (0.3%)
   Egl*                                11,960           341
                                                   --------
AUTOMOTIVE (2.2%)
   Ford Motor                          76,315         1,994
   Visteon                              9,990           177
                                                   --------
                                                      2,171
                                                   --------
BANKS (10.3%)
   Commerce Bancshares                 78,206         2,810
   Northern Trust                      85,281         7,281
                                                   --------
                                                     10,091
                                                   --------
BEAUTY PRODUCTS (1.6%)
   Estee Lauder, Cl A                  33,075         1,536
                                                   --------
BROADCASTING, NEWSPAPERS &
   ADVERTISING (3.0%)
   Comcast, Cl A*                      49,185         2,004
   Havas Advertising ADR*              24,287           390
   Knight Ridder                       11,348           570
                                                   --------
                                                      2,964
                                                   --------
BUILDING & CONSTRUCTION (0.9%)
   Florida Rock Industries              7,730           300
   Toll Brothers*                      17,325           563
                                                   --------
                                                        863
                                                   --------
CHEMICALS (2.7%)
   Brady                               20,591           638
   Rohm & Haas                         22,199           667
   Sigma-Aldrich                       37,466         1,339
                                                   --------
                                                      2,644
                                                   --------
COMPUTERS & SERVICES (5.0%)
   Circle.com*                         82,547           150
   Dell Computer*                      17,290           510
   Hewlett-Packard                     91,930         4,269
                                                   --------
                                                      4,929
                                                   --------
CONTAINERS & PACKAGING (0.6%)
   Bemis                               22,127           573
                                                   --------
DIVERSIFIED MANUFACTURING (2.5%)
   AO Smith                            23,662           334
   Danaher                             10,480           662
   Illinois Tool Works                 20,903         1,161
   Lancaster Colony                    14,837           350
                                                   --------
                                                      2,507
                                                   --------

--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
DRUGS (4.5%)
   Eli Lilly                           50,125      $  4,480
                                                   --------
ELECTRONIC & OTHER ELECTRICAL
   EQUIPMENT (4.0%)
   Hubbell, Cl B                       19,188           459
   Molex, Cl A                         56,175         2,208
   Vishay Intertechnology*             40,796         1,224
                                                   --------
                                                      3,891
                                                   --------
ENGINEERING (0.4%)
   Jacobs Engineering Group*            8,395           347
                                                   --------
ENTERTAINMENT (3.5%)
   Carnival                            67,076         1,664
   Seagram Co. Ltd.                    30,553         1,745
                                                   --------
                                                      3,409
                                                   --------
FINANCIAL SERVICES (1.4%)
   Charles Schwab                      38,510         1,353
                                                   --------
FOOD, BEVERAGE & TOBACCO (2.7%)
   Campbell Soup                       32,798           959
   McCormick                           15,242           483
   Ralston Purina Group                49,010         1,188
                                                   --------
                                                      2,630
                                                   --------
HOTELS & LODGING (0.8%)
   Marriott International, Cl A        19,899           806
                                                   --------
INSURANCE (5.1%)
   Alleghany*                           3,626           697
   Berkshire Hathaway, Cl B*              738         1,552
   Philadelphia Consolidated Holding*  46,475         1,037
   Progressive Corp-Ohio               17,423         1,712
                                                   --------
                                                      4,998
                                                   --------
INTERNET (1.9%)
   answerthink*                        20,375           334
   Digital River*                      58,915           385
   Earthweb*                           29,515           373
   eBay*                                8,710           449
   Yahoo*                               5,085           298
                                                   --------
                                                      1,839
                                                   --------
MEDICAL PRODUCTS & SERVICES (4.5%)
   Hillenbrand Industries              37,237         1,722
   Stryker                             44,305         2,088
   West Pharmaceutical Services        29,795           655
                                                   --------
                                                      4,465
                                                   --------
MISCELLANEOUS BUSINESS SERVICES (2.2%)
   Paychex                             38,555         2,186
                                                   --------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (4.7%)
   Amerada Hess                        19,464      $  1,207
   Mitchell Energy & Development, Cl A 33,404         1,537
   Murphy Oil                          15,873           920
   Vintage Petroleum                   45,345           958
                                                   --------
                                                      4,622
                                                   --------
PRINTING & PUBLISHING (3.1%)
   Dow Jones                           16,940           997
   McGraw-Hill                         25,575         1,642
   RR Donnelley & Sons                 19,190           413
                                                   --------
                                                      3,052
                                                   --------
RETAIL (6.0%)
   Albertson's                         19,731           467
   Barnes & Noble*                     19,800           374
   Gap                                 53,481         1,380
   Wal-Mart Stores                     82,270         3,733
                                                   --------
                                                      5,954
                                                   --------
SEMI-CONDUCTORS/INSTRUMENTS (3.8%)
   Agilent Technologies*               23,128         1,071
   Broadcom, Cl A*                      3,780           841
   Galileo Technology Ltd.*            66,760         1,811
                                                   --------
                                                      3,723
                                                   --------
STEEL & STEEL WORKS (0.5%)
   Worthington Industries              48,950           468
                                                   --------
SOFTWARE (9.9%)
   Microsoft*                          77,105         5,311
   Oracle*                            135,290         4,465
                                                   --------
                                                      9,776
                                                   --------
TELEPHONE & TELECOMMUNICATION (3.4%)
   Global Crossing Ltd*                33,825           799
   Qualcomm*                           39,635         2,581
                                                   --------
                                                      3,380
                                                   --------
TRUCKING (0.4%)
   Werner Enterprises                  28,550           400
                                                   --------
WHOLESALE (0.6%)
   WW Grainger                         19,080           609
                                                   --------
Total Common Stocks
     (Cost $88,682)                                  92,298
                                                   --------

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                     AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANIES (2.1%)
   iSharesSM Russell 1000 Index Fund   21,655       $ 1,655
   iSharesSM Russell 3000 Index Fund    5,615           443
                                                    -------
Total Registered Investment Companies
     (Cost $2,108)                                    2,098
                                                    -------
UNIT INVESTMENT TRUST (4.1%)
   Standard and Poor's 500
     Index SPDR                        28,040         4,008
                                                    -------
Total Unit Investment Trust
     (Cost $3,718)                                    4,008
                                                    -------
REPURCHASE AGREEMENT (0.0%)
   Morgan Stanley
     6.30%, dated 10/31/00, matures
     11/01/00, repurchase  price
     $52,318 (collateralized by
     U.S. Treasury obligation,
     par value $53,021,
     5.375%, 02/15/01, total
     market value $53,619)                $52            52
                                                    -------
Total Repurchase Agreement
     (Cost $52)                                          52
                                                    -------
Total Investments (100.0%)
   (Cost $94,560)                                    98,456
                                                    -------
OTHER ASSETS AND LIABILITIES (0.0%)

Other Assets                                            323
Investment Advisory Fee Payable                         (38)
Shareholder Servicing Fee Payable                       (20)
Other Liabilities                                      (301)
                                                    -------
Total Other Assets and Liabilities, Net                 (36)
                                                    -------
Total Net Assets (100.0%)                           $98,420
                                                    =======
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization--
   no par value) based on 9,968,235
   outstanding shares of beneficial interest        $96,145
Accumulated net realized loss on investments         (1,621)
Net unrealized appreciation on investments            3,896
                                                    -------
Total Net Assets                                    $98,420
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                    $9.87
                                                    =======
* NON-INCOME PRODUCING SECURITY.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SPDR -- STANDARD & POOR'S DEPOSITORY RECEIPT


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (95.3%)
BELGIUM (0.0%)
   Fortis (B)                              45       $     1
   Fortis (B) Rights*                       5            --
   Fortis (B) STRIP*                    3,170            --
                                                    -------
                                                          1
                                                    -------
BRAZIL (0.5%)
   Embratel Participacoes ADR          54,231           878
   Tele Celular Sul Participacoes ADR       2            --
   Tele Centro Oeste Celular
     Participacoes ADR                      7            --
   Tele Leste Celular Participacoes ADR     2            --
   Tele Nordeste Celular
     Participacoes ADR                      3            --
   Tele Norte Celular Participacoes ADR     1            --
   Telemig Celular Participacoes ADR        3            --
                                                    -------
                                                        878
                                                    -------
CANADA (1.8%)
   Nortel Networks                     71,233         3,223
                                                    -------
CHINA (3.1%)
   China Mobile (Hong Kong) Ltd.*     455,000         2,932
   China Unicom*                    1,222,000         2,452
                                                    -------
                                                      5,384
                                                    -------
FRANCE (13.4%)
   Alcatel                             43,794         2,669
   Aventis                             83,120         5,988
   Carrefour Supermarche               25,960         1,740
   Rhodia                              76,684           958
   Suez Lyonnaise Des Eaux             25,075         3,821
   Total Fina Elf                      19,645         2,807
   Valeo                               46,471         2,021
   Vivendi                             49,214         3,533
                                                    -------
                                                     23,537
                                                    -------
GERMANY (4.6%)
   Allianz                              8,215         2,789
   Dresdner Bank                       55,443         2,300
   E.ON                                51,595         2,620
   MG Technologies                     30,605           327
   United Internet*                     4,653            30
                                                    -------
                                                      8,066
                                                    -------
HONG KONG (2.4%)
   Hutchison Whampoa                  133,400         1,655
   MTR*                               181,000           268
   Sun Hung Kai Properties Ltd.       279,000         2,307
                                                    -------
                                                      4,230
                                                    -------
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ITALY (8.2%)
   Banca Nazionale Del Lavoro*        945,458    $    3,061
   ENI-Ente Nazionale Idrocarburi*    483,292         2,614
   Gucci Group ADR                     34,436         3,366
   Mediaset*                          254,205         3,674
   TIM                                202,058         1,716
                                                    -------
                                                     14,431
                                                    -------
JAPAN (20.8%)
   Bridgestone                         78,000           773
   Fujitsu Ltd.                        83,000         1,478
   KAO                                 77,000         2,306
   Matsushita Communication            15,200         1,991
   Mizuho Holding*                        416         3,196
   Murata Manufacturing Ltd.           19,900         2,380
   Nippon Telegraph & Telephone           381         3,465
   Nissan Motor Company Ltd.          169,000         1,159
   Nomura Securities Ltd.              82,000         1,739
   NTT Docomo                             117         2,882
   Pioneer                             57,000         1,764
   Rohm Ltd.                           13,900         3,502
   Sakura Bank Ltd.                   438,000         3,189
   Shohkoh Fund Ltd.                    4,790           393
   Takeda Chemical Industries Ltd.     45,000         2,963
   Takefuji                            11,200         1,108
   Yamanouchi Pharmaceutical Ltd.      47,000         2,126
                                                    -------
                                                     36,414
                                                    -------
MEXICO (0.9%)
   Telefonos de Mexico ADR             29,231         1,577
                                                    -------
NETHERLANDS (11.1%)
   Fortis                                   6            --
   ING Groep                           28,123         1,929
   Koninklijke Ahold                  104,093         3,020
   Koninklijke Philips Electronics     44,129         1,732
   KPNQwest                            16,176           391
   Royal KPN                          166,168         3,362
   Unilever                            60,533         3,032
   VNU                                 89,206         4,196
   Wolters Kluwer                      74,683         1,679
                                                    -------
                                                     19,341
                                                    -------
SINGAPORE (1.1%)
   DBS Group Holdings Ltd.            161,000         1,898
                                                    -------
SOUTH KOREA (1.4%)
   Korea Telecom ADR                   29,798         1,099
   Samsung Electronics GDR 144a (A)       200            15
   SK Telecom Ltd. ADR                 50,545         1,267
                                                    -------
                                                      2,381
                                                    -------
26

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SPAIN (1.5%)
   Telefonica                         134,175    $    2,555
                                                 ----------
SWEDEN (2.2%)
   Skandinaviska Enskilda
     Banken, Cl A                      65,119           767
   Telefonaktiebolaget LM
     Ericsson, Cl B                   229,342         3,044
                                                 ----------
                                                      3,811
                                                 ----------
SWITZERLAND (1.6%)
   Novartis                             1,843         2,795
                                                 ----------
THAILAND (0.0%)
   Siam Commercial Bank Ltd.           59,533             5
                                                 ----------
TURKEY (0.3%)
   Turkcell Iletisim Hizmet ADR        43,338           474
                                                 ----------
UNITED KINGDOM (20.4%)
   AstraZeneca PLC                     55,290         2,592
   BAE Systems PLC                    641,783         3,649
   Cable & Wireless PLC               153,379         2,172
   Colt Telecom Group PLC              98,193         3,137
   Diageo PLC                         395,907         3,740
   Glaxo Wellcome PLC                 124,324         3,582
   HSBC Holdings PLC                  230,382         3,285
   Railtrack Group PLC                121,716         1,884
   Reed International PLC             422,880         3,912
   Tesco PLC                          220,665           842
   Vodafone Group PLC               1,667,765         6,944
                                                 ----------
                                                     35,739
                                                 ----------
Total Foreign Common Stocks
     (Cost $148,439)                                166,740
                                                 ----------
FOREIGN PREFERRED STOCK (1.6%)
GERMANY (1.6%)
   SAP*                                14,289         2,889
                                                 ----------
Total Foreign Preferred Stock
     (Cost $2,422)                                    2,889
                                                 ----------
--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
   JP Morgan
     6.50%, dated 10/31/00, matures
     11/01/00, repurchase price
     $6,571,972 (collateralized
     by  various GNMA, par value
     $7,994,654, 6.500%-7.000%,
     06/15/28-11/15/29, total market
     value $6,702,169)                 $6,571     $   6,571
                                                  ---------
Total Repurchase Agreement
     (Cost $6,571)                                    6,571
                                                  ---------
Total Investments (100.7%)
   (Cost $157,432)                                  176,200
                                                  ---------
OTHER ASSETS AND LIABILITIES (-0.7%)
Other Assets                                          1,327
Investment Advisory Fee Payable                         (83)
Shareholder Servicing Fee Payable                       (37)
Other Liabilities                                    (2,378)
                                                  ---------
Total Other Assets and Liabilities, Net              (1,171)
                                                  ---------
Total Net Assets (100.0%)                         $ 175,029
                                                  =========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization--
   no par value) based on 18,860,467
   outstanding shares of beneficial inter          $155,943
Accumulated net investment loss                        (154)
Accumulated net realized gain on investments            488
Net unrealized depreciation on forward
   foreign currency contracts, foreign currency,
   and other assets and liabilities denominated
   in foreign currency                                  (16)
Net unrealized appreciation on investments           18,768
                                                  ---------
Total Net Assets                                  $ 175,029
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $9.28
                                                  =========
* NON-INCOME PRODUCING SECURITY.
AMOUNTS DESIGNATED AS "--" ROUND TO $0.
(A) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
ADR -- AMERICAN  DEPOSITORY RECEIPT
CL -- CLASS
GDR -- GLOBAL  DEPOSITORY  RECEIPT
GNMA -- GOVERNMENT  NATIONAL  MORTGAGE ASSOCIATION
PLC -- PUBLIC LIMITED COMPANY

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



GOVERNMENT/CORPORATE BOND FUND
--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (15.8%)
   U.S. Treasury Bonds
     8.125%, 08/15/19                  $1,800      $  2,224
     7.875%, 02/15/21                     680           827
     7.625%, 11/15/22                     659           789
     7.500%, 11/15/16                     918         1,057
     7.250%, 05/15/16                     867           976
                                                   --------
Total U.S. Treasury Obligations
     (Cost $5,698)                                    5,873
                                                   --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (19.7%)
   FHLB
     5.865%, 09/02/08                     475           452
   FHLMC
     7.000%, 03/15/10                     715           730
     6.750%, 09/15/29                   2,600         2,578
   FNMA
     7.125%, 06/15/10                     625           645
     6.750%, 07/30/07                     962           942
     6.625%, 09/15/09                   2,000         1,992
                                                   --------
Total U.S. Government Agency Obligations
     (Cost $7,174)                                    7,339
                                                   --------
U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS (6.8%)
   FHLMC REMIC, Ser 1489,
     Cl G CMO
     5.850%, 10/15/06                   1,095         1,085
   FNMA REMIC, Ser 2000-11,
     Cl TC CMO
     7.000%, 04/25/27                   1,460         1,444
                                                   --------
Total U.S. Government Mortgage-
     Backed Obligations
     (Cost $2,545)                                    2,529
                                                   --------
ASSET-BACKED SECURITIES (19.9%)
   American Express Credit Account,
     Ser 2000-1, Cl A
     7.200%, 09/17/07                   1,000         1,017
   American Express Master Trust,
     Ser 1998-1, Cl A
     5.900%, 04/15/04                   1,460         1,435
   Discover Master Trust,
     Ser 1998-2, Cl A
     5.800%, 09/16/03                   1,730         1,723
   Ford Credit Auto Owner Trust,
     Ser 1998-B, Cl A3
     5.850%, 10/15/01                     260           259

--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--CONTINUED
   MBNA Master Credit Card Trust,
     Ser 1998-J, Cl A
     5.250%, 02/15/06                  $1,675       $ 1,614
   Standard Credit Card Master Trust,
     Ser 1994-2, Cl A
     7.250%, 04/07/06                   1,326         1,345
                                                   --------
Total Asset-Backed Securities
     (Cost $7,568)                                    7,393
                                                   --------
CORPORATE BONDS (35.9%)
APPAREL/TEXTILES (1.5%)
   VF
     9.500%, 05/01/01                     550           556
                                                   --------
AUDIO/VIDEO PRODUCTS (3.2%)
   Harman International
     7.320%, 07/01/07                   1,265         1,197
                                                   --------
BANKS (7.1%)
   ABN AMRO Bank
     7.300%, 12/01/26                   1,201         1,085
   FleetBoston Financial
     6.625%, 12/01/05                   1,583         1,537
                                                   --------
                                                      2,622
                                                   --------
FINANCIAL SERVICES (17.1%)
   Associates MTN
     7.580%, 04/12/04                   1,460         1,480
   Ford Motor Credit
     7.750%, 11/15/02                     987         1,003
     7.250%, 01/15/03                     290           290
   General Motors Acceptance Corp.
     6.875%, 07/15/01                     228           228
     5.850%, 01/14/09                   1,655         1,479
   Lehman Brothers
     7.250%, 04/15/03                   1,868         1,872
                                                   --------
                                                      6,352
                                                   --------
PETROLEUM & FUEL PRODUCTS (4.2%)
   Lasmo USA
     6.750%, 12/15/07                   1,665         1,571
                                                   --------
PRINTING & PUBLISHING (0.2%)
   Knight-Ridder
     8.500%, 09/01/01                      75            75
                                                   --------
RETAIL (2.6%)
   Pep Boys-Manny Moe Jack
     7.000%, 06/01/05                   1,460           978
                                                   --------
Total Corporate Bonds
     (Cost $14,242)                                  13,351
                                                   --------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.6%)
   Morgan Stanley
      6.30%, dated 10/31/00, matures
      11/01/00, repurchase  price
     $238,279 (collateralized by
     U.S. Treasury obligation,
     par value $241,482, 5.375%,
     02/15/01, total market
     value $244,207)                     $238      $    238
                                                   --------
Total Repurchase Agreement
     (Cost $238)                                        238
                                                   --------
Total Investments (98.7%)
   (Cost $37,465)                                    36,723
                                                   --------
OTHER ASSETS AND LIABILITIES (1.3%)

Receivable due from Adviser                               7
Other Assets                                            717
Shareholder Servicing Fee Payable                        (8)
Other Liabilities                                      (227)
                                                   --------
Total Other Assets and Liabilities, Net                 489
                                                   --------
Total Net Assets (100.0%)                          $ 37,212
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization--
   no par value) based on 3,688,602
   outstanding shares of beneficial interest        $37,930
Undistributed net investment income                      33
Accumulated net realized loss on investments             (9)
Net unrealized depreciation on investments             (742)
                                                   --------
Total Net Assets                                   $ 37,212
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.09
                                                   ========
CL -- CLASS
CMO -- COLLATERALIZED  MORTGAGE  OBLIGATION
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN  MORTGAGE  CORPORATION
FNMA -- FEDERAL  NATIONAL  MORTGAGE ASSOCIATION
MTN -- MEDIUM  TERM NOTE
REMIC -- REAL ESTATE  MORTGAGE  INVESTMENT CONDUIT
SER -- SERIES

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (97.5%)
ARIZONA (4.7%)
   Maricopa County,
     School District #6 GO, Ser C,
     FGIC Callable 07/01/08 @ 100
     4.000%, 07/01/10                  $2,200      $  2,052
   Pima County, School District GO,
     FGIC Callable 07/01/04 @ 101
     5.875%, 07/01/14                   1,500         1,552
   Transportation Board Authority RB,
     Marcopia County Regional Area,
     Ser B, AMBAC
     6.000%, 07/01/05                   1,000         1,061
                                                   --------
                                                      4,665
                                                   --------
CALIFORNIA (8.1%)
   Community College Finance
     Authority RB, Mission
     Community College, MBIA
     Callable 05/01/07 @ 102
     5.500%, 05/01/17                   1,000         1,024
   Health Facilities Financing
     Authority RB, St. Francis
     Memorial Hospital, Ser C, ETM
     5.875%, 11/01/23                   2,000         2,112
   Public Works RB, Department of
     Corrections, Ser A, AMBAC
     Callable 01/01/06 @ 102
     5.400%, 01/01/09                   1,000         1,060
   San Francisco Bay Area
     Rapid Transit RB
     Callable 07/01/08 @ 101
     5.250%, 07/01/17                   1,000         1,007
   Stockton Housing Facility RB,
     O'Connor Woods Project,
     Ser A, ETM, GNMA
     Callable 03/20/03 @ 102
     5.200%, 09/20/09                     790           812
   University of California RB,
     Multi-Purpose Projects, Ser F,
     FGIC Callable 09/01/06 @ 101
     5.000%, 09/01/12                   2,000         2,032
                                                   --------
                                                      8,047
                                                   --------
CONNECTICUT (1.1%)
   Housing Finance Authority RB,
     Sub-series E-1, GOA
     Callable 11/15/06 @102
     5.900%, 05/15/15                   1,000         1,034
                                                   --------
DISTRICT OF COLUMBIA (1.0%)
   District of Columbia RB, Howard
     University Project, MBIA
     5.500%, 10/01/16                   1,000         1,009
                                                   --------
--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
-------------------------------------------------------------------------------

FLORIDA (2.1%)
   Board Education Capital
     Outlay GO, Ser A
     5.500%, 01/01/05                  $1,000      $  1,035
   Sunrise, Utility System RB, Ser A,
     AMBAC Pre-refunded @ 101
     5.750%, 10/01/26                   1,000         1,068
                                                   --------
                                                      2,103
                                                   --------
GEORGIA (3.2%)
   Henry County, Water & Sewer
     Authority RB, AMBAC
     6.150%, 02/01/20                   2,000         2,157
   Municipal Electric Authority RB,
     Project One, Ser A, MBIA
     5.000%, 01/01/12                   1,000           999
                                                   --------
                                                      3,156
                                                   --------
HAWAII (2.1%)
   Honolulu, City & County GO,
     Ser B, ETM
     8.000%, 10/01/10                   1,680         2,100
                                                   --------
ILLINOIS (8.1%)
   Chicago GO, FGIC
     Callable 01/01/08 @ 102
     5.500%, 01/01/21                   1,500         1,485
   Chicago, Board of Education GO,
     School Reform Board,
     Ser A, FGIC
     5.250%, 12/01/20                   1,000           965
   Chicago, Park District GO,
     Aquarium & Museum Project,
     FGIC Callable 01/01/08 @ 100
     5.500%, 01/01/10                   1,000         1,036
   Health Facilities Authority RB,
     Hospital Sisters Services
     Project, Ser A, MBIA
     Callable 06/01/08 @ 101
     5.250%, 06/01/12                   1,000         1,000
   Metropolitan Pier & Exposition
     Authority RB, McCormick Place
     Expansion Project, Ser A, FGIC
     5.500%, 12/15/23                   1,000           989
   Regional Transportation GO, FSA
     5.750%, 06/01/23                   1,500         1,530
   Southern Illinois University RB,
     Medical Facilities System Project,
     MBIA Callable 04/01/07 @ 102
     5.875%, 04/01/23                   1,000         1,015
                                                   --------
                                                      8,020
                                                   --------
30

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
--------------------------------------------------------------------------------
INDIANA (4.2%)
   Indianapolis, Public Improvement
     Authority RB, Ser A
     5.500%, 02/01/08                  $1,000       $ 1,046
   Indianapolis, Public Improvement
     Authority RB, Ser A
     Callable 01/01/10 @ 101
     6.000%, 01/01/25                   1,000         1,036
   Indianapolis, Utility District
     Authority RB, Ser B
     4.000%, 06/01/13                   1,000           906
   Transportation Finance
     Authority RB, Ser A, MBIA
     6.800%, 12/01/16                   1,000         1,151
                                                    -------
                                                      4,139
                                                    -------
KANSAS (1.1%)
   Burlington, Pollution Control
     Authority RB, Kansas Gas &
     Electric Project, MBIA
     Callable 06/01/01 @ 102
     7.000%, 06/01/31                   1,000         1,033
                                                    -------
LOUISIANA (3.2%)
   New Orleans GO, FGIC
     5.500%, 12/01/17                   1,000         1,014
   Public Facilities Authority RB,
     Franciscan Missionaries
     Project, Ser A, FSA
     5.500%, 07/01/11                   2,115         2,178
                                                    -------
                                                      3,192
                                                    -------
MASSACHUSETTS (5.1%)
   State Housing Finance
     Agency RB, Ser B, MBIA
     Callable 06/01/08 @ 101
     5.300%, 12/01/17                   1,000           979
   State Special Obligation RB,
     Consolidated Loan,
     Ser A Callable 06/01/08 @ 101
     5.000%, 06/01/15                   1,000           971
   State Turnpike Authority RB,
     Ser A, ETM, FGIC
     5.125%, 01/01/23                   2,000         1,930
   State Water Resoucres
     Authority RB, Ser D,
     MBIA, GOA
     6.000%, 08/01/14                   1,060         1,153
                                                    -------
                                                      5,033
                                                    -------

--------------------------------------------------------------------------------
                                      FACE AMOUNT
                                         (000)    VALUE (000)
--------------------------------------------------------------------------------
MICHIGAN (3.4%)
   Parchment, School District
     GO, MBIA
     5.000%, 05/01/25                  $1,000      $    939
   State Building Authority RB,
     Facilities Program,
     Ser I, AMBAC
     5.500%, 10/01/05                   1,000         1,040
   State Hospital Finance
     Authority RB, Genesys
     Health System Project, Ser A
     Callable 10/01/05 @ 102
     8.100%, 10/01/13                   1,175         1,367
                                                   --------
                                                      3,346
                                                   --------
MINNESOTA (1.0%)
   Southern Minnesota Municipal
     Power Agency RB, Ser B, ETM
     Callable 01/01/03 @ 102
     5.750%, 01/01/11                   1,000         1,034
                                                   --------
MISSISSIPPI (0.9%)
   Developing Bank RB, Capital
     Project & Equipment
     Acquisition, Ser A2, AMBAC
     5.000%, 07/01/24                   1,000           927
                                                   --------
NEVADA (1.7%)
   Clark County, School
     District GO, Ser A, MBIA
     Pre-refunded @ 101
     5.750%, 06/15/10                   1,560         1,648
                                                   --------
NEW JERSEY (0.7%)
   New Jersey State Transportation
     System, RB
     5.625%, 06/15/14                     500           527
   New Jersey State, GO, Ser D
     6.000%, 02/15/11                     150           164
                                                   --------
                                                        691
                                                   --------
NEW MEXICO (1.6%)
   Santa Fe County RB, Correctional
     Facilities Project
     6.000%, 02/01/27                   1,500         1,599
                                                   --------
NEW YORK (6.4%)
   New York City, Metropolitan
     Transportation Authority RB,
     Ser A, FSA Pre-refunded @102
     6.100%, 07/01/26                   1,000         1,094

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



TAX-EXEMPT BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
--------------------------------------------------------------------------------
NEW YORK--CONTINUED
   New York City, Municipal
     Assistance Authority RB, Ser G
     6.000%, 07/01/07                  $1,800     $   1,942
   New York City, Transportation
     Authority RB, Livingston Plaza
     Project, FSA
     5.400%, 01/01/18                   1,000         1,011
   New York State, Highway & Bridge
     Toll Authority RB, Ser A, FGIC
     5.250%, 04/01/03                   1,200         1,223
   Suffolk County, Water Authority RB,
     Senior Lien, MBIA
     5.100%, 06/01/04                   1,050         1,072
                                                  ---------
                                                      6,342
                                                  ---------
NORTH CAROLINA (3.0%)
   North Carolina,  Eastern Municipal
     Power Authority RB,
     Ser B, AMBAC
     5.125%, 01/01/12                   2,000         1,993
   North Carolina,  Eastern
     Municipal Power Authority RB,
     Ser B, MBIA
     5.800%, 01/01/16                   1,000         1,026
                                                  ---------
                                                      3,019
                                                  ---------
OKLAHOMA (6.0%)
   Oklahoma City, Water Utilties
     Auhority RB, Ser A
     5.000%, 07/01/24                   3,000         2,726
   Oklahoma State, Health Systems
     Industries Authority RB,
     Integris Baptist Project,
     Ser D, AMBAC
     5.000%, 08/15/14                   2,000         1,895
   Tulsa County, Independent
     School District GO
     4.400%, 02/01/02                   1,325         1,323
                                                  ---------
                                                      5,944
                                                  ---------
PENNSYLVANIA (10.1%)
   Allegheny County, Pittsburgh
     International Airport RB,
     Ser B, MBIA
     5.000%, 01/01/17                   2,000         1,910
   Pennsylvania State, Finance
     Authority RB, Municipal
     Capital Improvements Program
     6.600%, 11/01/09                   1,285         1,369

--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)       VALUE (000)
--------------------------------------------------------------------------------

PENNSYLVANIA--CONTINUED
   Pennsylvania State, Higher
     Educational Facilities
     Authority RB, Drexel University,
     State Aid Withholding, MBIA
     6.800%, 05/01/06                  $1,560      $  1,671
   Philadelphia, Hospital &
     Higher Education Authority RB,
     Presbyterian Medical Center
     Project, ETM
     6.500%, 12/01/11                   1,300         1,454
   Sayre, Healthcare Facilities
     Authority RB, Veterans
     Hospital East Wing Project,
     Ser A, AMBAC, ETM
     6.100%, 07/01/02                     700           718
   Schuylkill County, Redevelopment
     Authority RB, Commonwealth
     Lease Project, Ser A, FGIC
     7.125%, 06/01/13                   1,400         1,449
     6.650%, 06/01/01                   1,400         1,418
                                                   --------
                                                      9,989
                                                   --------
RHODE ISLAND (1.1%)
   Rhode Island, Depositors Economic
     Protection Authority RB,
     Special Obligation,
     Series A, ETM
     6.375%, 08/01/22                   1,000         1,113
                                                   --------
SOUTH CAROLINA (1.1%)
   Piedmont, Municipal Power
     Agency Authority RB,
     South Carolina Electric
     Project, MBIA, ETM
     6.250%, 01/01/09                   1,000         1,101
                                                   --------
TEXAS (3.9%)
   Harris County, Healthcare
     Facilities Development
     Authority RB, Christus
     Health Project, Ser A, MBIA
     5.375%, 07/01/24                   1,850         1,725
   Harris County, Healthcare
     Facilities Development
     Authority RB, Hermann
     Hospital Project, MBIA
     Pre-refunded @ 101
     6.375%, 10/01/24                   1,000         1,070
   Houston, Water & Sewer Systems
     Authority RB, Junior Lien,
     Ser C, FGIC
     5.375%, 12/01/27                   1,140         1,090
                                                   --------
                                                      3,885
                                                   --------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                   (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA (1.0%)
   Virginia State Housing Development
     Authority, RB Ser B
     5.500%, 01/01/16                  $1,000     $     999
                                                  ---------
WASHINGTON (9.2%)
   Central Puget Sound, Regional
     Transportation Authority RB,
     Sales Tax & Motor Project, FGIC
     5.250%, 02/01/21                   1,000           968
   Clark County, School District
     No.117 GO, AMBAC
     5.250%, 12/01/14                   1,000         1,008
   Seattle, Limited Tax GO,
     5.250%, 03/01/04                   2,000         2,043
   Washington State GO, Ser R92-A
     6.625%, 09/01/06                   1,000         1,027
   Washington State, Public Power
     Supply Systems RB, Nuclear
     Power Project No. 2, FGIC
     5.550%, 07/01/10                   2,000         2,028
   Washington State, Public Power
     Supply Systems RB, Ser A, MBIA
     5.000%, 07/01/09                   1,000         1,005
   Washington State, Ser B, GO
     Callable 05/01/04 @ 100
     5.750%, 05/01/10                   1,000         1,031
                                                  ---------
                                                      9,110
                                                  ---------
WISCONSIN (2.4%)
   Milwaukee County GO,
     Ser A, MBIA
     5.250%, 10/01/08                   1,000         1,028
   Wisconsin State GO, Ser C
     5.000%, 05/01/04                   1,375         1,396
                                                  ---------
                                                      2,424
                                                  ---------
Total Municipal Bonds
     (Cost $95,002)                                  96,702
                                                  ---------
SHORT-TERM INVESTMENT (1.2%)
   SEI Institutional
     Tax-Free Portfolio             1,238,531         1,238
                                                  ---------
Total Short-Term Investment
     (Cost $1,238)                                    1,238
                                                  ---------


--------------------------------------------------------------------------------

                                                   VALUE (000)
--------------------------------------------------------------------------------
Total Investments (98.7%)
(Cost $96,240)                                      $97,940
                                                    -------
OTHER ASSETS AND LIABILITIES (1.3%)

Receivable due from Adviser                              14
Other Assets                                          1,710
Shareholder Servicing Fee Payable                       (21)
Other Liabilities                                      (456)
                                                    -------
Total Other Assets and Liabilities, Net               1,247
                                                    -------
Total Net Assets (100.0%)                           $99,187
                                                    =======
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization--
   no par value) based on 9,880,812
   outstanding shares of beneficial interest        $97,496
Undistributed net investment income                      41
Accumulated net realized loss on investments            (50)
Net unrealized appreciation on investments            1,700
                                                    -------
Total Net Assets                                    $99,187
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.04
                                                    =======
ETM -- ESCROWED TO MATURITY
GNMA -- GENERAL NATIONAL MORTGAGE  ASSOCIATION
GO -- GENERAL OBLIGATION
GOA -- GENERAL OBLIGATION OF AUTHORITY
RB -- REVENUE BOND
SER -- SERIES
THE  FOLLOWING   ORGANIZATIONS  HAVE  PROVIDED  UNDERLYING  CREDIT  SUPPORT  FOR
SECURITIES  LISTED  ABOVE,  AS  INDICATED.
AMBAC  --  AMERICAN  MUNICIPAL  BOND ASSURANCE  CORPORATION
FGIC -- FINANCIAL GUARANTY  INSURANCE  CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       This page intentionally left blank.

STATEMENT OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------

PITCAIRN FUNDS OCTOBER 31, 2000


                                                                       SELECT
                                                                       GROWTH
                                                                        FUND
                                                                       -------
ASSETS:
   Investment securities (Cost $60,040) at market value                $54,535
   Receivable for investment securities sold                             3,666
   Receivable for capital shares sold                                      405
   Deferred Offering Costs                                                  13
                                                                       -------
   Total Assets                                                         58,619
                                                                       -------
LIABILITIES:
   Payable for investment securities purchased                           3,744
   Payable for capital shares redeemed                                      21
   Investment advisory fee payable                                          13
   Shareholder servicing fee payable                                        11
   Other Accrued expenses                                                   36
                                                                       -------
   Total Liabilities                                                     3,825
                                                                       -------
   TOTAL NET ASSETS                                                    $54,794
                                                                       =======
NET ASSETS CONSIST OF:
   Portfolio Shares (unlimited authorization-- no par value)
     based on 6,075,477 outstanding shares of beneficial interest      $60,311
   Accumulated net realized loss on investments                           (12)
   Net unrealized depreciation on investments                          (5,505)
                                                                       -------
   TOTAL NET ASSETS                                                    $54,794
                                                                       =======
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE              $9.02
                                                                       =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------
PITCAIRN FUNDS FOR THE PERIOD ENDED OCTOBER 31, 2000
                                                                            DIVERSIFIED          SELECT            SMALL CAP
                                                                               VALUE              VALUE              VALUE
                                                                               FUND               FUND               FUND
                                                                           --------------     --------------     --------------
                                                                             08/04/00(1)-       08/11/00(1)-       08/25/00(1)-
                                                                             10/31/00           10/31/00           10/31/00
                                                                           --------------     --------------     --------------
INCOME:
   Dividend Income                                                             $  597             $  212            $  245
   Interest Income                                                                  7                  9                30
   Less: Foreign Taxes Withheld                                                    --                 --                --
                                                                               ------             ------            ------
   Total Income                                                                   604                221               275
                                                                               ------             ------            ------
EXPENSES:
   Investment Advisory Fees                                                       244                 79                82
   Less: Investment Advisory Fees Waived                                          (77)               (37)              (39)
   Administrator Fees                                                              28                 15                12
   Shareholder Servicing Fees                                                      87                 28                29
   Transfer Agent Fees                                                             10                  9                 9
   Professional Fees                                                               34                 11                15
   Registration Fees                                                              --                   1                 1
   Custody Fees                                                                     3                  1                 1
   Printing Expense                                                                 2                --                  1
   Trustee Fees                                                                     2                  1                 1
   Amortization of Deferred Offering Costs                                         14                  4                 5
   Insurance and Other Expenses                                                     2                  1                 1
                                                                               ------             ------            ------
   Total Operating Expenses                                                       349                113               118
   Interest Expense                                                               --                  --                26
                                                                               ------             ------            ------
   Total Expenses                                                                 349                113               144
                                                                               ------             ------            ------
   Net Investment Income (Loss)                                                   255                108               131
                                                                               ------             ------            ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold                                   (246)              (143)           (1,858)
   Net Realized Loss on Foreign Currency Transactions                              --                 --                --
   Net Change in Unrealized Depreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency              --                 --                --
   Net Change in Unrealized Appreciation (Depreciation) on Investments          6,837              5,118             2,923
                                                                               ------             ------            ------
  Total Net Realized and Unrealized Gain (Loss) on Investments                 6,591              4,975             1,065
                                                                               ------             ------            ------
   Net Increase (Decrease) in Net Assets from Operations                       $6,846             $5,083            $1,196
                                                                               ======             ======            ======

                                                                            DIVERSIFIED          SELECT            SMALL CAP
                                                                               GROWTH             GROWTH             GROWTH
                                                                                FUND               FUND               FUND
                                                                            --------------     --------------     --------------
                                                                              08/04/00(1)-       08/11/00(1)-       08/11/00(1)-
                                                                              10/31/00           10/31/00           10/31/00
                                                                            --------------     --------------     --------------
INCOME:
   Dividend Income                                                           $    125              $   40              $  6
   Interest Income                                                                  7                  17                69
   Less: Foreign Taxes Withheld                                                    --                  --                --
                                                                             --------             -------            ------
   Total Income                                                                   132                  57                75
                                                                             --------             -------            ------
EXPENSES:
   Investment Advisory Fees                                                       289                  89               132
   Less: Investment Advisory Fees Waived                                          (88)                (37)              (41)
   Administrator Fees                                                              33                  15                15
   Shareholder Servicing Fees                                                     103                  26                35
   Transfer Agent Fees                                                              9                   9                 9
   Professional Fees                                                               40                  11                15
   Registration Fees                                                              --                    1                 1
   Custody Fees                                                                     4                   1                 1
   Printing Expense                                                                 2                   1               --
   Trustee Fees                                                                     2                 --                  1
   Amortization of Deferred Offering Costs                                         18                   4                 5
   Insurance and Other Expenses                                                     1                  --                 1
                                                                             --------             -------            ------
   Total Operating Expenses                                                       413                 120               174
   Interest Expense                                                                --                  --                --
                                                                             --------             -------            ------
   Total Expenses                                                                 413                 120               174
                                                                             --------             -------            ------
   Net Investment Income (Loss)                                                  (281)                (63)              (99)
                                                                             --------             -------            ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold                                   (913)                 47            (3,171)
   Net Realized Loss on Foreign Currency Transactions                              --                  --                --
   Net Change in Unrealized Depreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency              --                  --                --
   Net Change in Unrealized Appreciation (Depreciation) on Investments        (16,291)             (5,060)            4,486
                                                                             --------             -------            ------
  Total Net Realized and Unrealized Gain (Loss) on Investments               (17,204)             (5,013)            1,315
                                                                             --------             -------            ------
   Net Increase (Decrease) in Net Assets from Operations                     $(17,485)            $(5,076)           $1,216
                                                                             ========             =======            ======

                                                                              FAMILY            INTERNATIONAL      GOVERNMENT/
                                                                              HERITAGE(R)          EQUITY         CORPORATE BOND
                                                                                FUND                FUND               FUND
                                                                            --------------    ----------------    ----------------
                                                                              08/04/00(1)-        08/04/00(1)-       08/04/00(1)-
                                                                              10/31/00            10/31/00           10/31/00
                                                                            --------------    ----------------    ----------------
INCOME:
   Dividend Income                                                             $  185             $    341               $--
   Interest Income                                                                  6                   63               626
   Less: Foreign Taxes Withheld                                                    (1)                 (54)               --
                                                                               ------             --------              ----
   Total Income                                                                   190                  350               626
                                                                               ------             --------              ----
EXPENSES:
   Investment Advisory Fees                                                       189                  377                35
   Less: Investment Advisory Fees Waived                                          (51)                (111)              (34)
   Administrator Fees                                                              17                   32                16
   Shareholder Servicing Fees                                                      52                   99                22
   Transfer Agent Fees                                                              9                    9                 9
   Professional Fees                                                               20                   38                 8
   Registration Fees                                                                2                    3               --
   Custody Fees                                                                     2                   25                 1
   Printing Expense                                                                 1                    2               --
   Trustee Fees                                                                     1                    2                --
   Amortization of Deferred Offering Costs                                          9                   17                 3
   Insurance and Other Expenses                                                     1                    3                 1
                                                                               ------             --------              ----
   Total Operating Expenses                                                       252                  496                61
   Interest Expense                                                                --                   --                --
                                                                               ------             --------              ----
   Total Expenses                                                                 252                  496                61
                                                                               ------             --------              ----
   Net Investment Income (Loss)                                                   (62)                (146)              565
                                                                               ------             --------              ----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold                                 (1,621)                 488                (9)
   Net Realized Loss on Foreign Currency Transactions                              --                  (25)               --
   Net Change in Unrealized Depreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency              --                   (8)               --
   Net Change in Unrealized Appreciation (Depreciation) on Investments          1,143              (16,217)              275
                                                                               ------             --------              ----
  Total Net Realized and Unrealized Gain (Loss) on Investments                  (478)             (15,762)              266
                                                                               ------             --------              ----
   Net Increase (Decrease) in Net Assets from Operations                       $ (540)            $(15,908)             $831
                                                                               ======             ========              ====

                                                                              TAX-EXEMPT
                                                                                 BOND
                                                                                 FUND
                                                                             --------------
                                                                              08/11/00(1)-
                                                                              10/31/00
                                                                             --------------
INCOME:
   Dividend Income                                                             $   --
   Interest Income                                                              1,171
   Less: Foreign Taxes Withheld                                                    --
                                                                               ------
   Total Income                                                                 1,171
                                                                               ------
EXPENSES:
   Investment Advisory Fees                                                        64
   Less: Investment Advisory Fees Waived                                          (55)
   Administrator Fees                                                              17
   Shareholder Servicing Fees                                                      53
   Transfer Agent Fees                                                              9
   Professional Fees                                                               25
   Registration Fees                                                                2
   Custody Fees                                                                     2
   Printing Expense                                                                 1
   Trustee Fees                                                                     1
   Amortization of Deferred Offering Costs                                          8
   Insurance and Other Expenses                                                     1
                                                                               ------
   Total Operating Expenses                                                       128
   Interest Expense                                                                --
                                                                               ------
   Total Expenses                                                                 128
                                                                               ------
   Net Investment Income (Loss)                                                 1,043
                                                                               ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold                                    (50)
   Net Realized Loss on Foreign Currency Transactions                              --
   Net Change in Unrealized Depreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency              --
   Net Change in Unrealized Appreciation (Depreciation) on Investments            390
                                                                               ------
  Total Net Realized and Unrealized Gain (Loss) on Investments                    340
                                                                               ------
   Net Increase (Decrease) in Net Assets from Operations                       $1,383
                                                                               ======
(1) Commencement of operations.
Amounts designated as "--" round to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


36 & 37


STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
PITCAIRN FUNDS FOR THE PERIOD ENDED OCTOBER 31, 2000


                                                                 DIVERSIFIED        SELECT           SMALL CAP        DIVERSIFIED
                                                                    VALUE            VALUE             VALUE            GROWTH
                                                                    FUND             FUND              FUND              FUND
                                                                 ------------     ------------      ------------      ------------
                                                                 08/04/00(1)-     08/11/00(1)-      08/25/00(1)-      08/04/00(1)-
                                                                 10/31/00         10/31/00          10/31/00          10/31/00
                                                                 ------------     ------------      ------------      -------------
OPERATIONS:
   Net Investment Income (Loss)                                     $  255           $  108           $  131          $   (281)
   Net Realized Gain (Loss) on Investments                            (246)            (143)          (1,858)             (913)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and
     Foreign Currency Transactions                                   6,837            5,118            2,923           (16,291)
                                                                  --------          -------          -------          --------
     Increase (Decrease) in Net Assets from Operations               6,846            5,083            1,196           (17,485)
                                                                  --------          -------          -------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income                                               (64)             (44)              --                --
   Capital Gains                                                        --               --               --                --
                                                                  --------          -------          -------          --------
   Total Distributions                                                 (64)             (44)              --                --
                                                                  --------          -------          -------          --------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust
       Fund Conversions                                            160,376           44,094           65,250           194,371
     Proceeds from Shares Issued                                     3,979           13,779            2,783             5,273
     Reinvestment of Distributions                                       1               --               --                --
     Cost of Shares Repurchased                                     (5,315)            (520)          (1,578)           (7,199)
                                                                  --------          -------          -------          --------
   Increase in Net Assets From Capital Transactions                159,041           57,353           66,455           192,445
                                                                  --------          -------          -------          --------
     Total Increase in Net Assets                                  165,823           62,392           67,651           174,960
                                                                  --------          -------          -------          --------
NET ASSETS:
   Beginning of Period                                                  --               --               --                --
                                                                  --------          -------          -------          --------
   End of Period                                                  $165,823          $62,392          $67,651          $174,960
                                                                  ========          =======          =======          ========
SHARE TRANSACTIONS:
     Shares Issued in Connection with In-Kind
       Contributions/Common Trust Fund Conversions                  15,897            4,409             6,525             19,275
     Shares Issued                                                     393            1,333              276               524
     Shares Issued in Lieu of Distributions                             --               --               --                --
     Shares Repurchased                                               (524)             (50)            (156)             (738)
                                                                  --------          -------          -------          --------
   Increase in Shares                                               15,766            5,692            6,645            19,061
                                                                  ========          =======          =======          ========


                                                                    SELECT
                                                                    GROWTH
                                                                     FUND
                                                                  -----------
                                                                  0811/00(1)-
                                                                  10/31/00
                                                                  -----------
OPERATIONS:
   Net Investment Income (Loss)                                     $   (63)
   Net Realized Gain (Loss) on Investments                               47
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and
     Foreign Currency Transactions                                   (5,060)
                                                                    -------
     Increase (Decrease) in Net Assets from Operations               (5,076)
                                                                    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income                                                 --
   Capital Gains                                                         --
                                                                    -------
   Total Distributions                                                   --
                                                                    -------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust
       Fund Conversions                                              42,576
     Proceeds from Shares Issued                                     17,708
     Reinvestment of Distributions                                       --
     Cost of Shares Repurchased                                        (414)
                                                                    -------
   Increase in Net Assets From Capital Transactions                  59,870
                                                                    -------
     Total Increase in Net Assets                                    54,794
                                                                    -------
NET ASSETS:
   Beginning of Period                                                   --
                                                                    -------
   End of Period                                                    $54,794
                                                                    =======
SHARE TRANSACTIONS:
     Shares Issued in Connection with In-Kind
       Contributions/Common Trust Fund Conversions                    4,258
     Shares Issued                                                    1,862
     Shares Issued in Lieu of Distributions                              --
     Shares Repurchased                                                 (45)
                                                                    -------
   Increase in Shares                                                 6,075
                                                                    =======
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


(1) Commencement of operations.
Amounts designated as "--" round to $0.


38 & 39


STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
PITCAIRN FUNDS FOR THE PERIOD ENDED OCTOBER 31, 2000


                                                                        SMALL CAP      FAMILY      INTERNATIONAL
                                                                         GROWTH      HERITAGE(R)     EQUITY
                                                                          FUND          FUND           FUND
                                                                        -----------  ------------  -------------
                                                                        8/11/00(1)-  08/04/00(1)-   08/04/00(1)-
                                                                        0/31/00      10/31/00       10/31/00
                                                                        -----------  ------------  -------------
OPERATIONS:
   Net Investment Income (Loss)                                          $  (99)        $ (62)       $  (146)
   Net Realized Gain (Loss) on Investments                               (3,171)       (1,621)           488
   Net Realized Loss on Foreign Currency Transactions                        --            --            (25)
   Net Change in Unrealized Depreciation on Foreign Currency and
     Translation of Other Assets and Liabilities in Foreign Currency         --            --             (8)
   Net Change in Unrealized Appreciation (Depreciation) on Investments
     and Foreign Currency Transactions                                    4,486         1,143        (16,217)
                                                                        -------       -------       --------
     Increase in Net Assets from Operations                               1,216          (540)       (15,908)
                                                                        -------       -------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income                                                     --            --             --
   Capital Gains                                                             --            --             --
                                                                        -------       -------       --------
   Total Distributions                                                       --            --             --
                                                                        -------       -------       --------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions          57,100        96,859        187,764
     Proceeds from Shares Issued                                          7,843         3,214          6,693
     Reinvestment of Distributions                                           --            --             --
     Cost of Shares Repurchased                                            (867)       (1,113)        (3,520)
                                                                        -------       -------       --------
   Increase in Net Assets From Capital Transactions                      64,076        98,960        190,937
                                                                        -------       -------       --------
     Total Increase in Net Assets                                        65,292        98,420        175,029
                                                                        -------       -------       --------
NET ASSETS:
   Beginning of Period                                                       --            --             --
                                                                        -------       -------       --------
   End of Period                                                        $65,292       $98,420       $175,029
                                                                        =======       =======       ========
   SHARE TRANSACTIONS:
     Shares Issued in Connection with In-Kind Contributions/Common
       Trust Fund Conversions                                             5,710         9,753        18,527
     Shares Issued                                                          731           327            692
     Shares Issued in Lieu of Cash Distributions                             --            --             --
     Shares Repurchased                                                     (81)         (112)          (359)
                                                                        -------       -------       --------
   Increase in Shares                                                     6,360         9,968         18,860
                                                                        =======       =======       ========


                                                                          GOVERNMENT/    TAX-EXEMPT
                                                                       CORPORATE BOND      BOND
                                                                             FUND           FUND
                                                                       --------------   ------------
                                                                         08/04/00(1)-   08/11/00(1)-
                                                                         10/31/00       10/31/00
                                                                        -------------   ------------
OPERATIONS:
   Net Investment Income (Loss)                                           $   565         $ 1,043
   Net Realized Gain (Loss) on Investments                                     (9)            (50)
   Net Realized Loss on Foreign Currency Transactions                          --              --
   Net Change in Unrealized Depreciation on Foreign Currency and
     Translation of Other Assets and Liabilities in Foreign Currency           --              --
   Net Change in Unrealized Appreciation (Depreciation) on Investments
     and Foreign Currency Transactions                                        275             390
                                                                          -------         -------
     Increase in Net Assets from Operations                                   831           1,383
                                                                          -------         -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income                                                     (535)         (1,010)
   Capital Gains                                                               --              --
                                                                          -------         -------
   Total Distributions                                                       (535)         (1,010)
                                                                          -------         -------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued in Connection
       with In-Kind Contributions/Common Trust Fund Conversions            39,698          97,994
     Proceeds from Shares Issued                                              510           2,156
     Reinvestment of Distributions                                            327             222
     Cost of Shares Repurchased                                            (3,719)         (1,558)
                                                                          -------         -------
   Increase in Net Assets From Capital Transactions                        36,816          98,814
                                                                          -------         -------
     Total Increase in Net Assets                                          37,112          99,187
                                                                          -------         -------
NET ASSETS:
   Beginning of Period                                                        100              --
                                                                          -------         -------
   End of Period                                                          $37,212         $99,187
                                                                          =======         =======
   SHARE TRANSACTIONS:
     Shares Issued in Connection with In-Kind Contributions/Common
       Trust Fund Conversions                                                3,966          9,799
     Shares Issued                                                             51             215
     Shares Issued in Lieu of Cash Distributions                               32              22
     Shares Repurchased                                                      (370)           (155)
                                                                          -------         -------
   Increase in Shares                                                       3,679           9,881
                                                                          =======         =======

(1) Commencement of operations.
Amounts designated as "--" round to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

40 & 41


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                                                         DIVERSIFIED              SELECT
                                                                            VALUE                  VALUE
                                                                            FUND                   FUND
                                                                    --------------------    -------------------
                                                                           FOR THE                FOR THE
                                                                        PERIOD ENDED           PERIOD ENDED
                                                                     OCTOBER 31, 2000(1)    OCTOBER 31, 2000(2)
                                                                     -------------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 10.00               $ 10.00
                                                                           -------               -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income/(Loss)                                               0.01(4)               0.02
   Net Realized and Unrealized Gains/(Losses) on Investments                  0.51(4)               0.95
                                                                           -------               -------
     Total from Investment Operations                                         0.52                  0.97
                                                                           -------               -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income                                     --                 (0.01)
   Distributions from Realized Gains                                            --                    --
                                                                           -------               -------
     Total Distributions                                                        --                 (0.01)
                                                                           -------               -------
NET ASSET VALUE, END OF PERIOD                                             $ 10.52               $ 10.96
                                                                           -------               -------

TOTAL RETURN*                                                                 5.24%                 9.70%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                                    $165,823               $62,392
   Ratio of Expenses to Average Net Assets                                     1.00%                 1.00%
   Ratio of Expenses (Excluding Interest Expense)
     to Average Net Assets                                                     1.00%                 1.00%
   Ratio of Net Investment Income/(Loss)
     to Average Net Assets                                                     0.73%                 0.95%
   Ratio of Expenses to Average Net Assets
     Before Fee Waivers                                                        1.22%                 1.33%
   Ratio of Net Investment Income/(Loss) to Average
     Net Assets Before Fee Waivers                                             0.51%                 0.62%
   Portfolio Turnover Rate                                                       12%                   27%


                                                                          SMALL CAP            DIVERSIFIED             SELECT
                                                                            VALUE                GROWTH                GROWTH
                                                                            FUND                  FUND                  FUND
                                                                    --------------------   -------------------   -------------------
                                                                           FOR THE               FOR THE               FOR THE
                                                                        PERIOD ENDED          PERIOD ENDED          PERIOD ENDED
                                                                     OCTOBER 31, 2000(3)   OCTOBER 31, 2000(1)   OCTOBER 31, 2000(2)
                                                                     -------------------   -------------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 10.00               $ 10.00                $ 10.00
                                                                         -------               -------                -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income/(Loss)                                             0.02                 (0.01)                 (0.01)
   Net Realized and Unrealized Gains/(Losses) on Investments                0.16                 (0.81)                 (0.97)
                                                                         -------               -------                -------
     Total from Investment Operations                                       0.18                 (0.82)                 (0.98)
                                                                         -------               -------                -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income                                   --                    --                     --
   Distributions from Realized Gains                                          --                    --                     --
                                                                         -------               -------                -------
     Total Distributions                                                      --                    --                     --
                                                                         -------               -------                -------
NET ASSET VALUE, END OF PERIOD                                           $ 10.18                $ 9.18                 $ 9.02
                                                                         -------               -------                -------

TOTAL RETURN*                                                               1.80%                (8.20%)                (9.80%)
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                                   $67,651              $174,960                $54,794
   Ratio of Expenses to Average Net Assets                                   1.22%                 1.00%                  1.15%
   Ratio of Expenses (Excluding Interest Expense)
     to Average Net Assets                                                   1.00%                 1.00%                  1.15%
   Ratio of Net Investment Income/(Loss)
     to Average Net Assets                                                   1.11%                (0.68%)                (0.61%)
   Ratio of Expenses to Average Net Assets
     Before Fee Waivers                                                      1.33%                 1.22%                  1.50%
   Ratio of Net Investment Income/(Loss) to Average
     Net Assets Before Fee Waivers                                           0.78%                (0.90%)                (0.96%)
   Portfolio Turnover Rate                                                     10%                    6%                    13%


  * Returns are for the period indicated and have not been annualized.
(1) Commenced operations on August 4, 2000. All ratios for the period have been annualized.
(2) Commenced operations on August 11, 2000. All ratios for the period have been annualized.
(3) Commenced operations on August 25, 2000. All ratios for the period have been annualized.
(4) Per share net investment income and net realized and unrealized gain calculated using average shares.
Amounts designated as "--" round to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

42 & 43

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                    SMALL CAP              FAMILY            INTERNATIONAL
                                                                     GROWTH               HERITAGE(R)           EQUITY
                                                                      FUND                  FUND                 FUND
                                                               -------------------  --------------------  -------------------
                                                                     FOR THE               FOR THE              FOR THE
                                                                  PERIOD ENDED          PERIOD ENDED         PERIOD ENDED
                                                               OCTOBER 31, 2000(2)   OCTOBER 31, 2000(1)  OCTOBER 31, 2000(1)
                                                               -------------------   -------------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 10.00               $ 10.00             $  10.00
                                                                    -------               -------             --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income/(Loss)                                       (0.02)                (0.01)              (0.01)
   Net Realized and Unrealized Gains/(Losses) on Investments           0.29                 (0.12)`             (0.71)
                                                                    -------               -------             --------
     Total from Investment Operations                                  0.27                 (0.13)              (0.72)
                                                                    -------               -------             --------
LESS DISTRIBUTIONS
   Distributions from Net Investment Income                              --                    --                  --
   Distributions from Realized Gains                                     --                    --                  --
                                                                    -------               -------             --------
     Total Distributions                                                 --                    --                  --
                                                                    -------               -------             --------
NET ASSET VALUE, END OF PERIOD                                      $ 10.27               $  9.87             $   9.28
                                                                    =======               =======             ========
TOTAL RETURN*                                                          2.70%                (1.30%)             (7.20%)
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                             $65,292               $98,420             $175,029
   Ratio of Expenses to Average Net Assets                             1.25%                 1.20%               1.25%
   Ratio of Net Investment Income/(Loss)
     to Average Net Assets                                            (0.71%)               (0.29%)             (0.37%)
   Ratio of Expenses to Average Net Assets
     Before Fee Waivers                                                1.54%                 1.44%               1.53%
   Ratio of Net Investment Income/(Loss) to Average
     Net Assets Before Fee Waivers                                    (1.00%)               (0.53%)             (0.65%)
   Portfolio Turnover Rate                                               29%                    1%                 10%

                                                                  GOVERNMENT/CORPORATE        TAX-EXEMPT
                                                                          BOND                   BOND
                                                                          FUND                   FUND
                                                               -   -------------------    -------------------
                                                                         FOR THE                FOR THE
                                                                      PERIOD ENDED           PERIOD ENDED
                                                               O   OCTOBER 31, 2000(1)    OCTOBER 31, 2000(2)
                                                               -   -------------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 10.00                 $ 10.00
                                                                        -------                 -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income/(Loss)                                           0.15                    0.10
   Net Realized and Unrealized Gains/(Losses) on Investments              0.09                    0.04
                                                                        -------                 -------
     Total from Investment Operations                                     0.24                    0.14
                                                                        -------                 -------
LESS DISTRIBUTIONS
   Distributions from Net Investment Income                              (0.15)                  (0.10)
   Distributions from Realized Gains                                        --                      --
                                                                        -------                 -------
     Total Distributions                                                  (0.15)                  (0.10)
                                                                        -------                 -------
NET ASSET VALUE, END OF PERIOD                                          $ 10.09                 $ 10.04
                                                                        =======                 =======
TOTAL RETURN*                                                             2.36%                   1.43%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's)                                 $37,212                 $99,187
   Ratio of Expenses to Average Net Assets                                0.70%                   0.60%
   Ratio of Net Investment Income/(Loss)
     to Average Net Assets                                                6.51%                   4.88%
   Ratio of Expenses to Average Net Assets
     Before Fee Waivers                                                   1.10%                   0.86%
   Ratio of Net Investment Income/(Loss) to Average
     Net Assets Before Fee Waivers                                        6.11%                   4.62%
   Portfolio Turnover Rate                                                   7%                     10%



  * Returns are for the period indicated and have not been annualized.
(1) Commenced operations on August 4, 2000. All ratios for the period have been annualized.
(2) Commenced operations on August 11, 2000. All ratios for the period have been annualized.
Amounts designated as "--" round to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

44 & 45

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



1. Organization

Pitcairn Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust was established as a Delaware business trust on March 24, 2000. Ten series of shares (the "Funds") have been established under the Trust's Declaration of Trust. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Fund. Pitcairn Funds include Diversified Value Fund, Select Value Fund, Small Cap Value Fund, Diversified Growth Fund, Select Growth Fund, Small Cap Growth Fund, Family Heritage(R) Fund, International Equity Fund, (the "Equity Funds"), Government/Corporate Bond Fund and Tax-Exempt Bond Fund (the "Bond Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system), including foreign securities, are stated at the last quoted sales price at the end of regular trading, if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less until maturity may be valued at their amortized cost. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued when earned. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral be sufficient to cover principal and interest in the event of default by the counterparty.

     If the counterparty defaults and the value of the collateral declines or if the counterparty enters and insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     SECURITIES SOLD SHORT -- A Fund may sell a security short that is identical to a security held in the respective Fund's investment portfolio by borrowing and selling the identical security in the secondary market. The Fund records the borrowed securities sold short at market value in its investment portfolio. Where a Fund sells short in this manner, the cash proceeds from the short sale are held on deposit as collateral for the borrowed securities. Until a short positon is closed, changes in the value of the securities sold short are reflected as unrealized gains or losses in the Statement of Operations of the Fund.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are translated into U.S. dollars on the following basis:

         (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The International Equity Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the International Equity Fund does not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Equity Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on out-standing positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal tax pur-poses. As of October 31, 2000, the following forward foreign currency contracts were outstanding:

                                                      IN         UNREALIZED
      MATURITY                 CONTRACTS TO        EXCHANGE     APPRECIATON
       DATE                   DELIVER/RECEIVE        FOR      (DEPRECIATION)
   -------------              ---------------     ---------   --------------
   FOREIGN CURRENCY PURCHASES:
   11/07/00           UK          592,450       $  860,237     $      126
   11/01/00-11/10/00  JP      127,393,893        1,179,746        (10,900)
                                                ----------     ----------
                                                $2,039,983     $  (10,774)
                                                ----------     ----------
   FOREIGN CURRENCY SALES:
   11/01/00-11/03/00 EU            58,852       $   49,834     $      (55)
   11/07/00          UK           629,706          914,333           (134)
                                                ----------     ----------
                                                $  964,167     $     (189)
                                                ----------     ----------
                                                               $  (10,963)
                                                               ==========
   CURRENCY LEGEND
   EU       Euro Currency
   JP       Japanese Yen
   UK       British Pound Sterling

     EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

     OFFERING COSTS -- Offering costs, including initial registration costs, have been deferred and are being charged to expense during the Funds' first year of operation.

     TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The International Equity Fund accrues such taxes when the related income is earned.

     DISTRIBUTIONS -- Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles in the United States.

     As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses, have been reclassified to/from the following accounts:


                                                                UNDISTRIBUTED
                                               ACCUMULATED      NET INVESTMENT
                             PAID-IN-CAPITAL  REALIZED GAIN     INCOME (LOSS)
                                  (000)        (LOSS)(000)           (000)
                             ---------------  -------------     --------------
     Diversified Value Fund       (14)             --                  14
     Select Value Fund...          (4)             --                   4
     Small Cap Value Fund          (5)             --                   5
     Diversified Growth Fund     (281)             --                 281
     Select Growth Fund..          (4)            (60)                 64
     Small Cap Growth Fund        (99)             --                  99
     Family Heritage(R)Fund       (62)             --                  62
     International Equity Fund    (17)             25                  (8)
     Government/Corporate
         Bond Fund.......          (3)             --                   3
     Tax-Exempt
         Bond Fund.......          (8)             --                   8

These reclassifications have no effect on net assets or net asset values per share.

3. Investment Advisory, Administration, Shareholder Services and
   Distribution Agreements

Pitcairn Investment Management (the "Adviser"), a division of Pitcairn Trust Company ("PTC"), serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated August 4, 2000 (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. In the interest of limiting expenses of the Funds, PTC has entered into an expense limitation agreement with the Trust (the "Expense Limitation Agreement"), pursuant to which it has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds are limited to a specified percentage of the average daily net assets of each Fund, through the fiscal year ending October 31, 2003.

The Fund may at a later date reimburse PTC for the fees waived or limited and other expenses assumed and paid by PTC pursuant to the Expense Limitation Agreement during any of the previous two fiscal years, provided that the Fund has reached sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above, and Pitcairn remains the investment adviser to the Fund. Consequently, no reimbursement by the Fund will be made unless the Fund's assets exceed $10 million; the Fund's total annual Fund operating expense ratio is less than the percentage stated in the chart above; and the payment of such reimbursement has been approved by the Trust's Board

--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



of Trustees on a quarterly basis. The advisory fee, expenselimitations, and amounts waived by PTC through the fiscal year ending October 31, 2000 which are subject to recapture through October 31, 2002, are as set forth below:

                             ADVISORY       EXPENSE     FEES SUBJECT
FUND                            FEE           CAP       TO RECAPTURE
-----                       -----------    --------    ----------------
Diversified Value Fund           0.70%      1.00%         $ 76,516
Select Value Fund                0.70%      1.00%        $  37,268
Small Cap Value Fund             0.70%      1.00%        $  39,190
Diversified Growth Fund          0.70%      1.00%        $  88,091
Select Growth Fund               0.85%      1.15%        $  36,939
Small Cap Growth Fund            0.95%      1.25%        $  41,201
Family Heritage(R)Fund            0.90%      1.20%       $  50,559
International Equity Fund        0.95%       1.25%        $110,689
Government/Corporate Bond Fund   0.40%       0.70%       $  34,406
Tax-Exempt Bond Fund             0.30%       0.60%       $  55,201

While Pitcairn Investment Management serves as the overall investment adviser to the Funds, it has engaged specialty portfolio managers to make investment decisions for all or a portion of certain Funds. The Adviser has engaged Oechsle International Advisors, LLC to serve as the portfolio manager to the International Equity Fund, Standish, Ayer & Wood, Inc. to serve as the portfolio manager to the Small Cap Growth Fund, and Sands Capital Management, Inc. to serve as the portfolio manager for the Select Growth Fund. Pitcairn Investment Management is responsible for payment of sub-advisory fees to each of the portfolio managers.

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an Administration Agreement dated August 1, 2000. Under the terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of 0.08% of the average daily net assets of each Fund.

The Board of Trustees of the Trust has adopted a Shareholder Services Plan (the "Plan") for the purpose of paying for shareholder servicing activities. Pursuant to the Plan, each Fund is authorized to pay to any Authorized Service Provider, which may include PTC or its affiliates, as compensation for service activities rendered by the Authorized Service Provider to shareholders of a Fund, a shareholder service fee at the rate of 0.25% on an annual basis of the average daily net assets serviced by the Authorized Service Provider. Such fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. Pursuant to the Shareholder Services Plan, the Board of Trustees of the Trust has adopted a Shareholder Services Agreement whereby PTC provides shareholder services. Pursuant to this agreement, PTC receives the aforementioned fee.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. The Distributor receives no fees for its distribution services under this agreement.

4. Organization costs and transactions with affiliates

Certain organizational costs incurred by the Funds have been paid by the Trust's Adviser. The Funds will not be required to reimburse the Adviser for the organization costs paid by the Adviser.

Certain Trustees and officers of the Funds are also Directors and officers of the Adviser, Administrator and/or Distributor. These Trustees and officers of the Funds are paid no fees by the Funds for serving as either a Trustee or an officer of the Funds.

The Funds have entered into  agreements  with SEI Investments to act as an agent
in  placing  repurchase  agreements  for  the  Funds.  For  its  services,   SEI
Investments received $744 for the period ended October 31, 2000.

5. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the period ended October 31, 2000 were as follows:

                           U.S. GOVERNMENT      OTHER INVESTMENT
                              SECURITIES          SECURITIES
                         -------------------   ---------------------
                          PURCHASES   SALES   PURCHASES    SALES
                            (000)     (000)     (000)      (000)
                          ---------  -------  ---------  ----------
Diversified Value Fund...   $ --      $ --     $175,711    $18,994
Select Value Fund........     --        --       29,310     15,013
Small Cap Value Fund.....     --        --       55,493      6,823
Diversified Growth Fund..     --        --      177,598     10,640
Select Growth Fund.......     --        --       65,838      6,412
Small Cap Growth Fund....     --        --       71,848     18,382
Family Heritage(R)Fund....    --        --       97,430      1,298
International Equity Fund     --          --    147,144     17,263
Government/Corporate
   Bond Fund.............     --       904       39,276      1,424
Tax-Exempt Bond Fund.....     --        --      105,308      9,572

At October 31, 2000, the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at October 31, 2000 is as follows:




                                                          NET
                                                       UNREALIZED
                          APPRECIATED    DEPRECIATED  APPRECIATION
                           SECURITIES    SECURITIES  (DEPRECIATION)
                              (000)         (000)       (000)
                          -----------  ------------  ---------------
Diversified Value Fund...  $17,759      $ (7,977)      $ 9,782
Select Value Fund........   10,819        (1,083)        9,736
Small Cap Value Fund.....   15,993        (5,790)       10,203
Diversified Growth Fund..   18,247       (26,580)       (8,333)
Select Growth Fund.......    1,989        (7,494)       (5,505)
Small Cap Growth Fund....   13,104        (4,030)        9,074
Family Heritage(R)Fund....  15,195       (11,299)        3,896
International Equity Fund   32,509       (13,741)       18,768
Government/Corporate
   Bond Fund.............      438        (1,180)         (742)
Tax-Exempt Bond Fund.....    2,167          (467)        1,700

--------------------------------------------------------------------------------


At October 31, 2000, the following Funds had capital loss carryforwards that can be used to offset future capital gains:

                                    AMOUNT       EXPIRATION
                                 ------------   ------------
Diversified Value Fund          $   221,336          2008
Select Value Fund                   100,956          2008
Small Cap Value Fund              1,802,053          2008
Diversified Growth Fund             670,358          2008
Small Cap Growth Fund             2,801,740          2008
Family Heritage(R)Fund            1,614,446          2008
Government/Corporate Bond Fund        9,172          2008
Tax-Exempt Bond Fund                 49,994          2008

6. Risks of International Investing

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

7. Margin Loans with Brokers

During the period ended October 31, 2000, the Small Cap Value Fund had outstanding borrowings under margin loans with brokers. The interest expense incurred, outstanding borrowings and interest rate were as follows:
                                              MAXIMUM
                                  AVERAGE   OUTSTANDING   AVERAGE
                      INTEREST  OUTSTANDING   AT ANY     INTEREST
                       EXPENSE  BORROWINGS   MONTH END     RATE
                      --------- ----------- -----------  --------
Small Cap Value Fund.  $26,070  $2,185,189  $2,329,621    6.72%

8. In Kind Transfer of Securities/Common Trust
Fund Conversions


On August 4, 2000 and August 11,  2000  (August 25, 2000 for the Small Cap Value
Fund), portfolio assets were contributed at their then current value from certain accounts managed by the Adviser and from certain common trust funds (collective trust fund for the Government/Corporate Bond Fund) of which PTC was the trustee, respectively, on a tax free basis in exchange for shares of the Funds as summarized below:

                                                         NET
                                             MARKET    UNREALIZED
                             SHARES          VALUE     GAIN (LOSS)
FROM MANAGED ACCOUNTS:       ISSUED          (000)       (000)
-----------------------   -----------  -------------  ------------
Diversified Value Fund...  1,074,976     $  10,750     $  1,226
Diversified Growth Fund..  2,017,933        20,179        3,013
Family Heritage(R)Fund....    17,010           170           --
International Equity Fund  2,521,756        25,218        4,094
Government/Corporate
 Bond Fund...............  2,540,685        25,407        (930)

FROM COMMON TRUST FUNDS:
--------------------------
Diversified Value Fund... 14,821,811       149,626       1,719
Select Value Fund........  4,409,429        44,094       4,618
Small Cap Value Fund.....  6,525,035        65,250       7,280
Diversified Growth Fund.. 17,257,020       174,192       4,945
Select Growth Fund.......  4,257,609        42,576        (445)
Small Cap Growth Fund....  5,709,974        57,100       4,588
Family Heritage(R)Fund.... 9,736,097        96,689       2,753
International Equity Fund 16,005,021       162,546      30,882
Government/Corporate
 Bond Fund...............  1,425,267        14,292         (87)
Tax-Exempt Bond Fund.....  9,799,437        97,994       1,310

Immediately following the in-kind exchanges on August 11, 2000 (August 25, 2000 for the Small Cap Value Fund) the common trust funds distributed the shares of the Funds received to their owners and the common trust funds were liquidated.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2000



To the Shareholders and Board of Trustees of Pitcairn Funds:

In our opinion, the accompanying statements of net assets and of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value, Select Value, Small Cap Value, Diversified Growth, Select Growth, Small Cap Growth, Family Heritage(R), International Equity, Government/Corporate Bond and Tax-ExempT Bond Funds (constituting Pitcairn Funds, hereafter referred to as the "Trust") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period from commencement of operations on August 4, 2000 for Diversified Value, Diversified Growth, Family Heritage(R), InternationaL Equity and Government/Corporate Bond Funds, on August 11, 2000 for Select Value, Select Growth, Small Cap Growth and Tax-Exempt Bond Funds, and on August 25, 2000 for Small Cap Value Fund, through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
December 12, 2000

NOTICE TO SHAREHOLDERS   (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

PITCAIRN FUNDS  OCTOBER 31, 2000



For shareholders that do not have a October 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with a October 31, 2000 tax year end, please consult your tax advisor as to the pertinence of this notice.
For the fiscal year ended October 31, 2000, each Fund is designating the following items with regard to distributions paid during the year:


                                        DIVERSIFIED         SELECT           SMALL CAP        DIVERSIFIED       SELECT
                                          VALUE             VALUE              VALUE            GROWTH          GROWTH
                                           FUND              FUND              FUND              FUND            FUND
                                        ------------     ------------       ------------     ------------    ------------
Long Term (20% Rate)
     Capital Gain Distribution             0.00%              0.00%            0.00%             0.00%            0.00%

Ordinary Income Distributions            100.00%            100.00%            0.00%             0.00%            0.00%

Tax-Exempt Interest                        0.00%              0.00%            0.00%             0.00%            0.00%

Total Distributions                      100.00%            100.00%            0.00%             0.00%            0.00%

Qualifying Dividends(1)                  100.00%            100.00%            0.00%             0.00%            0.00%

Foreign Tax Withholding
     Pass Through (2)                      0.00%              0.00%            0.00%             0.00%            0.00%

                                         SMALL CAP          FAMILY         INTERNATIONAL      GOVERNMENT/     TAX-EXEMPT
                                          GROWTH           HERITAGE(R)          EQUITY        CORPORATE BOND       BOND
                                           FUND              FUND              FUND              FUND            FUND
                                        ------------     ------------       ------------     ------------    ------------
Long Term (20% Rate)
     Capital Gain Distribution             0.00%              0.00%            0.00%             0.00%            0.00%

Ordinary Income Distributions              0.00%              0.00%            0.00%           100.00%            0.00%

Tax-Exempt Interest                        0.00%              0.00%            0.00%             0.00%          100.00%

Total Distributions                        0.00%              0.00%            0.00%           100.00%          100.00%

Qualifying Dividends(1)                    0.00%              0.00%            0.00%             0.00%            0.00%

Foreign Tax Withholding
     Pass Through  (2)                     0.00%              0.00%            0.00%             0.00%            0.00%


 --------------------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".
(2) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions".

                                      NOTES

INVESTMENT ADVISER
Pitcairn Investment Management
One Pitcairn Place, Suite 3000
165 Township Line Road
Jenkintown, PA 19046

SUB-ADVISER (INTERNATIONAL EQUITY FUND)
Oechsle International Advisors, LLC
One International Place, 23rd Floor
Boston, MA 02110

SUB-ADVISER (SMALL CAP GROWTH FUND)
Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

SUB-ADVISER (SELECT GROWTH FUND)
Sands Capital Management, Inc.
1100 North Glebe Road, Suite 1000
Arlington, VA 22201

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Mutual Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Dechert
1775 Eye Street, NW
Washington, DC 20006

LEGAL COUNSEL TO INDEPENDENT TRUSTEES
Stradley, Ronan, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

BOARD OF TRUSTEES
Alvin A. Clay III, President and Chief Executive Officer
Dirk Junge, Chairman and Vice President
Carleton A. Holstrom
George M. Chamberlain, Jr., Esq.
James R. Wood